[Aetna Retirement Services logo)

                                                       Laurie M. LeBlanc
                                                       President
                                                       Portfolio Partners, Inc.

Good News about Portfolio Partners Funds!

Dear Portfolio Partners Shareholders,

Portfolio Partners, Inc. (PPI) funds, available through variable life and variable annuity products, are off and running! For the first half of 1998, PPI MFS Emerging Equities Portfolio, PPI MFS Research Growth Portfolio, PPI MFS Value Equity Portfolio, and PPI Scudder International Growth Portfolio all exceeded their market benchmarks. PPI T. Rowe Price Growth Equity Portfolio slightly underperformed its market benchmark, the S&P 500, but was right in line with its Lipper VA Growth Fund universe.

The second quarter, in particular, was a difficult one for most fund managers, as the Asian markets continued to contribute to market volatility and investors were willing to pay lofty premiums for the relative "safety" and liquidity of very large capitalized stocks. In addition, disappointments in earnings, and general concern for valuation levels, contributed to market uncertainty.

Despite this activity in the marketplace, the PPI series of funds are adhering to their stated investment guidelines and are tracking very well against similar funds in their competitive universes. Asset growth has also been strong since inception in November, 1997.

We are very pleased with the third party subadvisor managers and invite you to read their comments on the following pages. *

Thank you for the confidence you've placed in us. We value your trust and your business.

Sincerely,

/s/ Laurie M. LeBlanc
    Laurie M. LeBlanc

_____________________

* The views expressed are those of the three PPI subadvisers as of June 30, 1998 and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical, and is no indication of future portfolio composition, which will vary. Past performance is no indication of future results. The portfolios' returns shown do not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, the returns would be lower.

PPI MFS Emerging Equities Portfolio --
June 30, 1998 Commentary
_____________________


For the six months ended June 30, 1998, the PPI MFS Emerging Equities Portfolio provided a return of 20.12%. This compares to a 5.46% return for the Russell 2000 Growth Index(1), the Fund's benchmark.

Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. The economic problems in Asia were probably the most important factors affecting the U.S. market during this period. Concerns relating to Asia meant that investors were willing to pay much higher prices for the relative liquidity offered by bigger capitalization stocks. Consequently, the mid-cap and larger-cap growth stocks in our Portfolio tended to outperform the smaller stocks during this period. Also, many companies with significant exposure to Asia, such as technology stocks, experienced a roller coaster ride. Fortunately, the Portfolio's technology holdings were primarily in computer software and networking, rather than the more volatile semiconductor companies.

The Portfolio continued to benefit from the solid performance of its technology holdings, where earnings were surprisingly strong despite issues relating to Asia. Stocks which contributed to performance included Cisco, Microsoft, SAP, BMC Software and Compuware - all companies whose products were in strong demand. Consolidation in the telecommunications industry increased value in holdings such as WorldCom and MCI. Better than expected earnings and industry consolidation also helped other companies such as Tyco International. One stock which did not do as well as we would have liked was Cendant, the merger of HFS and CUC International. The company encountered difficulties because of accounting problems at CUC. We believe the stock will recover as those issues are resolved and the company starts to surprise positively on the earnings front.

Looking ahead, the potential for interest rates to rise from currently very low levels is something we're on the lookout for, given the continued strength of the U.S. economy and the tight labor market. If rates rise, interest-sensitive stocks such as financials, and TV and radio broadcasters, could see their valuations come under pressure. As a precaution, we've trimmed back on some of our holdings in these areas.

We also believe we are at the beginning of an ongoing slowdown in profit growth for the economy and the S&P 500. We've already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. We think

_____________________

(1) The Russell 2000 Growth Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

this bodes well for emerging growth stocks since many of them are expected to generate earnings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth that we have been able to identify. Other areas we believe offer great potential are the business and computer services markets, particularly information technology and outsourcing firms, and telecommunications, where many opportunities exist due to the increased competition and consolidation which is taking place globally. In our view, the companies which can grow the fastest and, at the same time, sustain and consistently deliver high growth, will be well-rewarded by the marketplace. Thus, we believe that our strategy of searching out rapidly-growing companies early in their development, and growth stocks at reasonable prices, should be a favorable one for investors in 1998.

Respectfully submitted,

John W. Ballen, Portfolio Manager

PPI MFS Research Growth Portfolio --
June 30, 1998 Commentary
_____________________


For the six months ended June 30, 1998, the PPI MFS Research Growth Portfolio provided a total return of 18.0%. This compared to a return of 17.71% for the S&P 500 Index(1), the benchmark. The Portfolio's outperformance in relation to the six month S&P 500 Index can be attributed to relative overweighting in the technology sector, where stocks have rebounded very nicely from a tumultuous fourth quarter in 1997. Positive performance contributions came from retailing and business services sectors of the economy, where fundamental research continued to uncover exceptional performers. The Portfolio was also overweighted in financial services, which continued to be an attractive sector.

During the second quarter of 1998, the sector weightings in the Portfolio did not shift a great deal, as positions in stocks that we felt could be good long-term achievers were maintained. The only significant changes came in the consumer staples and energy sectors of the portfolio. In consumer staples, we decreased our position by over 4% as positions in Coca Cola and Philip Morris were sold. In the energy sector, we increased the Portfolio's weighting by 3% over the past six months, as our research analysts noticed a compelling trend in oil sensitive stocks.

Weightings were increased in healthcare, which was regarded as a good, steady growth sector of the economy. The Portfolio was overweighted in medical services and managed care companies such as United Healthcare, HBO & Co., and Tenet Healthcare, as well as in pharmaceutical companies. In the managed care industry our analysts believe that after years of poor pricing the cycle has finally turned. This should translate into substantial margin expansion for these companies over the next 2 to 3 years. Our pharmaceutical analyst continued to look for companies focused on new product development, such as Bristol Myers Squibb and American Home Products. Both companies continue to generate new products and have quite strong growth rates. All of these healthcare companies performed very well over the first six months of 1998 and positively contributed to performance.

The Portfolio also remained significantly overweighted in the technology sector. The concentration in this sector shifted toward those companies that participated in the high-end product market, where demand remained strong, and where we found strong growth opportunities. The Portfolio trimmed positions in more commodity-type companies that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft continued to be the top holding in the Portfolio, and performed exceptionally well over the first two quarters of 1998. Other substantial holdings such as Compuware, BMC Software, and Cisco Systems performed exceptionally for this time period, as well.

The Portfolio also remained overweighted in retailing, where companies such as Rite Aid, Home Depot, and Safeway enhanced returns, and in the financial services sector, where companies continued to benefit from corporate cost cutting, consolidation, slow growth, and low inflation.

_____________________

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

Conversely, the Portfolio remained underweighted in utilities and communications relative to the S&P 500.

In addition, the Portfolio continued to be underweighted in autos and housing, industrial goods and services, and leisure. The major story in leisure has been Cendant Corp, which performed miserably during the second quarter of 1998 due to discoveries of accounting fraud on behalf of one of the company's recent acquisitions. The stock's precipitous decline had a negative impact on the Portfolio and the entire investment community. A continued focus on acquisitions and strong core businesses should return much of the value to Cendant's stock price over the long term.

We will continue to seek fundamentally strong companies to add in the year ahead. Our strategy continues to be based upon the research analysts' "best ideas" within his or her industries. The stocks are selected after careful, in-depth fundamental analysis of the earnings outlook of the companies. These companies have typically demonstrated: dominant and/or growing market share, quality new/existing products, superior management teams, and strong financial statements.

Respectfully submitted,

Kevin R. Parke, Portfolio Manager

PPI MFS Value Equity Portfolio --
June 30, 1998 Commentary
_____________________


For the six months ending June 30, 1998, the PPI MFS Value Equity Portfolio posted a return of 18.76%. This compared to a 17.71% return for the Portfolio's benchmark, the S&P 500(1) Composite Index.

A combination of good sector selection and individual stock performance resulted in the outperformance of the Portfolio relative to the S&P 500 over the past six months. The top three performing sectors of the benchmark year-to-date were Retailing, Autos and Housing, and Technology. The Portfolio was significantly overweighted in Retailing, slightly underweighted in Autos and Housing, and underweighted in Technology. The three worst performing sectors of the S&P 500 were Transportation, Energy, and Basic Materials. The Portfolio was significantly underweighted in Energy and Basic Materials, and slightly overweighted in Transportation.

Retailing and Healthcare, two of the Portfolio's top four sectors, significantly outperformed the S&P 500. Seven of the Portfolio's top 10 holdings also outperformed the S&P 500, with particularly strong performance from Cellular Communications International (+65%), Tyco International (+43%), Safeway (+34%), Rite Aid (+26%), and Harrah's Entertainment (+25%). The international exposure of 14.3% of the Portfolio also contributed significantly to the strong relative performance during the past six months. TelecomItalia, Banco Totta, Alcatel, Henkel, and Wella were all strong performers.

Although the economic outlook is excellent, valuation levels continue to be stretched. Our main concerns are the potential spread of the Asian crisis and the buildup of inflationary pressures.

Respectfully submitted,
John R. Brennan, Jr., Portfolio Manager

_____________________

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

PPI T. Rowe Price Growth Equity Portfolio
June 30, 1998 Commentary
_____________________


The U.S. market continued to advance strongly despite a slowdown in earnings, as interest rates remained low and investors remained confident with the prospect of solid market returns. Portfolio Partners T. Rowe Price Growth Equity Portfolio returned 16.53% for the year-to-date ending June 30, 1998. This compared to 17.71% for the S&P 500(1) benchmark. However, the Portfolio slightly outperformed the Lipper VA Growth Fund average at 16.23%.

The primary driver behind the Portfolio's returns was the performance of large-capitalization, consistent growth companies, including Wal-Mart, GE, Pfizer, and Microsoft. While we benefited a great deal from these holdings, we have underweighted S&P 500 stocks because of high valuations. In our view, many of them are still great companies, but their shares offered limited prospects for future growth at their current prices.

Performance was also a result of strong returns from, Bristol Myers Squibb, WorldCom, Tyco International, and Home Depot. Among international shares, Portfolio results were helped by Fairfax Financial, Mannesman, and Rentokil Group. On a negative note, we were hurt by our holdings in lagging real estate investment trusts, and in several technology stocks, including Maxim Integrated Products, Oracle, and Analog Devices. In addition, we were negatively affected by accounting problems at Cendant, where we had a fairly substantial position.

Our purchases and sales over the past six months reflected our usual investment criteria of focusing on companies with strong management that gained market share, and generated and reinvested solid free cash flow. We initiated positions in CBS, which had strong cash flow from its radio and TV stations; Omnicom, which gained share and generated strong, free cash flow in a consolidating advertising market; Airtouch, which has a tremendous portfolio of cellular properties around the world, and Tellabs, whose products gained increased market share in the telecommunications equipment world.

While finding new ideas is exciting, it has become more difficult in a market where the valuations of great companies have reached lofty levels. Nevertheless, we will continue to seek opportunities to invest in stocks with good long-term prospects for growth.

Respectfully submitted,

Robert W. Smith
Portfolio Manager
_____________________

(1) The Standard & Poor's S&P 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

PPI Scudder International Growth Portfolio
June 30, 1998 Commentary
_____________________


Through June 30, 1998, Portfolio Partners Scudder International Growth Portfolio gained 20.8%, while its benchmark, the Morgan Stanley Europe Australia Far East Index (EAFE)(1) registered 15.9%. The comparable Lipper average for International Funds for the 6 month period was up 15.5%.

The Portfolio's performance during the second quarter can be attributed mainly to its overweighting in Europe, where 85% of its holdings reside. Local market performance was particularly strong in Finland and Germany, each up 16%, followed by France up 8% and the Netherlands up 7%. The Portfolio was significantly overweighted in most of these markets. In addition, some strengthening in European currencies further boosted dollar-based returns. While this overweight exposure to Europe was helpful to fund performance, good individual stock selection gave the Portfolio its biggest performance boost. Top picks during the quarter included Orange (UK cellular telephone) up 67%, SAP (German business software) up 56%, and Aegon (Dutch insurance) up 40%. These strong equity contributions from European holdings were slightly offset by the weak performance of many Japanese and other minor Asian equity positions.

Overall, for the first half of 1998, the performance story for the Portfolio was very similar. A heavy exposure to the European markets and solid individual stock picks contributed to most of the Portfolio's performance. While the top market gainers were the smaller peripheral markets of mainly southern Europe, performance from heavyweights like France and Germany were very positive as well. The European currencies weakened only marginally against the dollar, and had little effect on fund performance. Top stock picks during the six months included Nokia (Finnish cellular infrastructure), Mannesmann (German telephone), SAP, Banca di Roma (Italian banking), and Orange, each up over 100%. Disappointments occurred in Japan, Hong Kong/China and the small positions in the emerging markets.

Respectfully submitted,

Nicholas Bratt, Portfolio Manager       Carol L. Franklin, Portfolio Manager
Irene T. Cheng, Portfolio Manager       Joan R. Gregory, Portfolio Manager

_____________________

(1) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for the period:

                                                   MFS Emerging
                                                Equities Portfolio
                                                 Six Months Ended
                                                   June 30, 1998
                                                    (Unaudited)
                                               --------------------
Net asset value, beginning of period .........       $  42.91
                                                     --------
Income from investment operations:
 Net investment income .......................          (0.07)
 Net realized and change in
  unrealized gain (loss) on
  investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................           8.70
                                                     --------
   Total income from
    investment operations ....................           8.63
                                                     --------
Net asset value, end of period ...............       $  51.54
                                                     ========
Total return (1)* ............................          20.12%
Net assets, end of period (000's) ............      $ 981,852
Ratio of total expenses to average net
 assets (2) ..................................           0.81%
Ratio of net investment income to
 average net assets (2) ......................          (0.29)%
Portfolio turnover rate (1) ..................           1.99%

                                                    MFS Emerging                              MFS Research
                                                 Equities Portfolio                         Growth Portfolio
                                                     Period from         MFS Research         Period from
                                                  November 28, 1997    Growth Portfolio    November 28, 1997
                                                    (commencement      Six Months Ended      (commencement
                                                   of operations)        June 30, 1998       of operations)
                                                to December 31, 1997      (Unaudited)     to December 31, 1997
                                               ---------------------- ------------------ ---------------------
Net asset value, beginning of period .........        $  43.39            $   9.71             $   9.89
                                                      --------            --------             --------
Income from investment operations:
 Net investment income .......................            0.09                0.01                   --
 Net realized and change in
  unrealized gain (loss) on
  investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................           (0.57)               1.74                (0.18)
                                                      --------            --------             --------
   Total income from
    investment operations ....................           (0.48)               1.75                (0.18)
                                                      --------            --------             --------
Net asset value, end of period ...............        $  42.91            $  11.46             $   9.71
                                                      ========            ========             ========
Total return (1)* ............................           (1.13)%              18.02%              (1.82)%
Net assets, end of period (000's) ............        $ 768,108           $ 473,173            $ 399,548
Ratio of total expenses to average net
 assets (2) ..................................            0.81%                0.85%               0.85%
Ratio of net investment income to
 average net assets (2) ......................            2.31%                0.22%               0.22%
Portfolio turnover rate (1) ..................            0.07%               48.69%              57.88%

(1) Not annualized.

(2) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts or variable life policies.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

                          MFS Value
                      Equity Portfolio
     MFS Value           Period from       Scudder International
 Equity Portfolio     November 28, 1997       Growth Portfolio
 Six Months Ended       (commencement         Six Months Ended
   June 30, 1998       of operations)          June 30, 1998
    (Unaudited)     to December 31, 1997        (Unaudited)
------------------ ---------------------- -----------------------
   $    29.91            $  29.49                $  14.10
   ----------            --------                --------
         0.06                0.05                    0.12
         5.56                0.37                    2.82
   -----------           --------                --------
         5.62                0.42                    2.94
   -----------           --------                --------
   $    35.53            $  29.91                $  17.04
   ===========           ========                ========
        18.76%               1.43%                  20.85%
   $  179,210           $ 134,508               $ 444,877
         0.90%               0.90%                   1.00%
         0.39%               1.98%                   1.49%
        60.88%              12.06%                  27.15%

 Scudder International                          T. Rowe Price Growth
    Growth Portfolio                              Equity Portfolio
      Period from        T. Rowe Price Growth       Period from
   November 28, 1997       Equity Portfolio      November 28, 1997
     (commencement         Six Months Ended        (commencement
     of operations)          June 30, 1998         of operations)
  to December 31, 1997        (Unaudited)       to December 31, 1997
--------------------- ---------------------- ---------------------

       $  13.88               $  43.61               $  42.74
       --------               --------               --------
             --                   0.17                   0.06
           0.22                   7.04                   0.81
       ---------              --------               --------
           0.22                   7.21                   0.87
       ---------              --------               --------
       $  14.10               $  50.82               $  43.61
       =========              ========               ========
           1.58%                 16.53%                  2.03%
       $378,200               $468,859               $371,194
           1.00%                  0.75%                  0.75%
           0.12%                  0.76%                  1.58%
           3.01%                 28.20%                  2.94%

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                             Number of          Market
                                                               Shares           Value
                                                         -----------------   -------------
COMMON STOCKS (96.0%)
Advertising (0.3%)
Mail-Well, Inc.* .....................................   130,000             $  2,819,375
Young & Rubicam Inc.* ................................     5,800                  185,600
                                                                             ------------
                                                                                3,004,975
                                                                             ------------
Aerospace (0.2%)
Gulfstream Aerospace Corp.* ..........................    38,100                1,771,650
Ladish Co., Inc.* ....................................     7,900                   98,750
Newport News Shipbuilding ............................     8,600                  230,050
                                                                             ------------
                                                                                2,100,450
                                                                             ------------
Airlines (0.1%)
Atlas Air, Inc.* .....................................    31,500                1,065,094
Carey International, Inc.* ...........................     5,000                  140,000
                                                                             ------------
                                                                                1,205,094
                                                                             ------------
Automotive (0.2%)
Federal-Mogul Corp. ..................................    30,700                2,072,250
                                                                             ------------
Banks and Credit Companies (0.0%)
U.S. Trust Corp. .....................................       500                   38,125
                                                                             ------------
Biotechnology (0.0%)
Guidant Corp. ........................................     6,700                  477,794
Icon PLC ADR (Great Britain)* ........................       300                    7,575
                                                                             ------------
                                                                                  485,369
                                                                             ------------
Business Machines (0.6%)
Compaq Computer Corp. ................................    74,800                2,122,450
SCI Systems, Inc.* ...................................     4,400                  165,550
Sun Microsystems, Inc.* ..............................    77,800                3,379,438
                                                                             ------------
                                                                                5,667,438
                                                                             ------------
Business Machines--Peripherals (0.4%)
CHS Electronics, Inc.* ...............................   235,000                4,200,625
                                                                             ------------
Business Services (8.6%)
Accustaff, Inc.* .....................................   879,500               27,484,375
ACSYS, Inc.* .........................................     3,400                   46,750
Affiliated Computer Services, Inc., Class A* .........     3,900                  150,150
American Dental Partners, Inc.* ......................     1,500                   21,000
AnswerThink Consulting Group, Inc.* ..................     2,700                   58,050
BISYS Group, Inc.* ...................................    23,100                  947,100
Bright Horizons, Inc.* ...............................       100                    2,800
Career Education Corp.* ..............................     2,900                   71,050
Ceridian Corp.* ......................................    57,400                3,372,250
Compass International Services Corp.* ................    17,400                  165,300
Computer Sciences Corp. ..............................   100,000                6,400,000
Cornell Corrections, Inc.* ...........................    10,000                  210,000
Cotelligent Group, Inc.* .............................    19,200                  448,800
Danka Business Systems PLC ADR
  (Great Britian) ....................................   353,800                4,179,263
Diamond Technology Partners, Inc.* ...................     5,400                  163,350
DST Systems, Inc.* ...................................     1,100                   61,600
Dynamex, Inc.* .......................................     7,400                   89,725

                                                             Number of          Market
                                                               Shares           Value
                                                         -----------------   -------------
Business Services (continued)
Fine Host Corp.* .....................................     1,100             $      2,406
First Consulting Group, Inc.* ........................     1,900                   49,875
First Data Corp. .....................................   494,800               16,483,025
Galileo International, Inc. ..........................       700                   31,544
Hawk Corp., Class A* .................................     3,800                   66,975
Ikon Office Solutions, Inc. ..........................   208,100                3,030,456
Interim Services, Inc.* ..............................    50,000                1,606,250
Learning Tree International, Inc.* ...................    14,200                  285,775
Loewen Group, Inc. ...................................   197,500                5,332,500
Metamor Worldwide, Inc.* .............................    41,300                1,453,244
Navigant International, Inc.* ........................    51,339                  436,382
NOVA Corp.* ..........................................    25,000                  893,750
Personnel Group of America, Inc. .....................    32,100                  642,000
PMT Services, Inc.* ..................................    10,000                  254,375
Professional Detailing, Inc.* ........................     1,900                   47,263
Provant, Inc.* .......................................     1,200                   22,050
PRT Group, Inc.* .....................................   148,600                1,569,588
RCM Technologies, Inc.* ..............................    21,100                  428,594
Renaissance Worldwide, Inc.* .........................   111,700                2,429,475
Snyder Communications, Inc.* .........................    15,700                  690,800
Staff Leasing, Inc.* .................................    45,000                1,327,500
Syntel, Inc.* ........................................    15,000                  468,750
Technology Solutions Co.* ............................    13,400                  424,613
United Road Services, Inc.* ..........................     2,700                   51,638
Verio, Inc.* .........................................     3,200                   79,600
Vestcom International, Inc.* .........................    10,000                   92,500
Wesley Jessen VisionCare, Inc.* ......................   100,000                2,312,500
                                                                             ------------
                                                                               84,384,991
                                                                             ------------
Chemicals (0.0%)
Sigma-Aldrich Corp ...................................     8,500                  298,563
                                                                             ------------
Communications Services (5.2%)
Amdocs Ltd.* .........................................     6,000                   90,750
Global TeleSystems Group, Inc.* ......................     3,500                  170,625
Hyperion Telecommunications, Inc., Class A* ..........     8,000                  125,500
Intermedia Communications, Inc.* .....................    16,400                  687,775
MCI Communications Corp. .............................   525,400               30,538,875
NEXTLINK Communications, Inc., Class A* ..............     1,800                   68,175
Qwest Communications International, Inc.* ............     7,047                  245,780
SCC Communications Corp.* ............................    22,600                  276,850
Tel-Save Holdings, Inc.* .............................   627,000                9,248,250
Worldcom, Inc.* ......................................   194,295                9,411,164
                                                                             ------------
                                                                               50,863,744
                                                                             ------------
Computer Software (0.9%)
Aspec Technology, Inc.* ..............................     1,800                   11,700
DA Consulting Group, Inc.* ...........................       800                   11,500
Fundtech Ltd.* .......................................       600                   11,325
F.Y.I., Inc.* ........................................    72,000                2,052,000
International Integration, Inc.* .....................     2,300                   39,675
Manhattan Associates, Inc.* ..........................     1,500                   31,219

12   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                          Number of          Market
                                                            Shares           Value
                                                      -----------------   -------------
Computer Software (continued)
Mobius Management Systems, Inc.* ..................         1,900         $     28,500
SAP AG (Germany) ..................................        10,000            6,074,390
Transaction Systems Architects, Inc., Class A*                500               19,250
Unigraphics Solutions, Inc.* ......................        11,700              163,800
                                                                          ------------
                                                                             8,443,359
                                                                          ------------
Computer Software--PC (6.7%)
Autodesk, Inc. ....................................        33,900            1,309,388
Microsoft Corp. ...................................       598,400           64,851,600
PC Connection, Inc.* ..............................         1,500               22,875
                                                                          ------------
                                                                            66,183,863
                                                                          ------------
Computer Software--Systems (21.5%)
Adobe Systems, Inc. ...............................           300               12,731
Aspen Technologies, Inc. ..........................         3,900              196,950
BMC Software, Inc. ................................       807,400           41,934,338
Cadence Design Systems, Inc.* .....................       873,100           27,284,375
Computer Associates International, Inc. ...........       863,800           47,994,888
Computer Learning Centers, Inc.* ..................         4,600              114,425
Compuware Corp.* ..................................       677,800           34,652,525
Dassault Systems SA ADR (France) ..................           400               19,050
Learning Co., Inc.* ...............................         6,000              177,750
Oracle Systems Corp. ..............................     1,854,100           45,541,331
PeopleSoft, Inc.* .................................         3,400              159,800
Rational Software Corp.* ..........................        15,800              240,950
Security Dynamics Technologies, Inc.* .............        20,500              379,250
Siebel Systems, Inc. ..............................        70,771            2,282,365
Synopsys, Inc.* ...................................       230,000           10,522,500
Veritas Software Corp.* ...........................           600               24,825
Xionics Document Technologies, Inc.* ..............         1,000                4,938
                                                                          ------------
                                                                           211,542,991
                                                                          ------------
Conglomerates (5.5%)
Tyco International Ltd. ...........................       854,500           53,833,500
                                                                          ------------
Consumer Goods and Services (0.0%)
Carson, Inc.* .....................................         8,800               69,300
CompX International, Inc.* ........................         3,800               82,175
Ocular Sciences, Inc.* ............................         9,800              318,500
                                                                          ------------
                                                                               469,975
                                                                          ------------
Containers (0.0%)
Ivex Packaging Corp.* .............................           300                6,975
                                                                          ------------
Electrical Equipment (0.2%)
AFC Cable Systems, Inc.* ..........................         9,000              319,500
Cable Design Technologies* ........................        82,500            1,701,563
                                                                          ------------
                                                                             2,021,063
                                                                          ------------
Electronics (2.1%)
Altera Corp.* .....................................       367,400           10,861,263
Amkor Technology, Inc.* ...........................        12,900              120,534
Analog Devices, Inc.* .............................        59,500            1,461,469

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Electronics (continued)
Berg Electronics Corp.* ...........................      38,100           $    745,331
Intel Corp. .......................................      70,000              5,188,750
Teradyne, Inc.* ...................................      50,800              1,358,900
Xilinx, Inc.* .....................................      26,500                901,000
                                                                          ------------
                                                                            20,637,247
                                                                          ------------
Entertainment (5.4%)
American Tower Systems Corp., Class A* ............       4,000                 99,750
CBS Corp. .........................................      54,500              1,730,375
Chancellor Media Corp.* ...........................      28,000              1,390,374
Citadel Communications Corp.* .....................       8,900                177,444
Clear Channel Communications, Inc.* ...............      61,800              6,743,925
Cox Radio, Inc., Class A* .........................      18,900                817,425
Emmis Broadcasting Corp., Class A* ................       2,300                109,969
GameTech International, Inc.* .....................      50,000                193,750
Gemstar International Group Ltd.* .................       1,700                 63,644
Harrah's Entertainment, Inc.* .....................      41,400                962,550
Hearst-Argyle Television, Inc.* ...................       5,200                208,000
Heftel Broadcasting Corp.* ........................      24,000              1,074,000
Jacor Communications, Inc.* .......................      68,900              4,065,100
Mirage Resorts, Inc.* .............................      67,800              1,444,988
Premier Parks, Inc.* ..............................      53,900              3,591,088
SFX Entertainment, Inc., Class A* .................       3,000                137,625
Time Warner, Inc. .................................     161,600             13,806,700
Univision Communications, Inc., Class A* ..........     434,000             16,166,500
                                                                          ------------
                                                                            52,783,207
                                                                          ------------
Financial Institutions (2.6%)
ARM Financial Group, Inc., Class A ................      29,900                661,538
Associates First Capital Corp. ....................      33,400              2,567,625
Charter One Financial, Inc. .......................       4,000                134,750
Conning Corp. .....................................       1,900                 37,050
Consolidated Capital Corp.* .......................     240,000              5,396,232
Donaldson Lufkin & Jenrette, Inc. .................       2,200                111,788
Federated Investors, Inc., Class B* ...............       8,600                159,100
Franklin Resources, Inc. ..........................     264,200             14,266,800
Friedman, Billings, Ramsey Group, Inc.,
  Class A* ........................................       6,200                 89,513
Green Tree Financial Corp. ........................      20,000                856,250
Healthcare Financial Partners, Inc.* ..............       5,800                355,613
Heller Financial, Inc.* ...........................      14,000                420,000
Lehman Brothers Holdings ..........................       1,200                 93,075
Morgan Stanley Dean Witter Discover & Co. .........       2,700                246,713
T Rowe Price Associates, Inc. .....................       5,400                202,838
Waddell & Reed Financial, Inc., Class A ...........       6,000                143,625
                                                                          ------------
                                                                            25,742,510
                                                                          ------------
Food and Beverage Products (0.0%)
Keebler Foods Co.* ................................         200                  5,500
Tootsie Roll Inds, Inc. ...........................         412                 31,621
                                                                          ------------
                                                                                37,121
                                                                          ------------

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 1998 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Insurance (0.9%)
Ace, Ltd. (Bermuda) ...............................        82,300         $  3,209,700
Annuity and Life Re Holdings, Ltd.* ...............         3,500               77,438
Conseco, Inc. .....................................        84,500            3,950,375
ESG Re Ltd. .......................................         5,300              114,613
Hartford Life, Inc., Class A ......................           200               11,388
Inspire Insurance Solutions, Inc.* ................         4,000              133,000
Life Re Corp. .....................................        13,100            1,074,200
                                                                          ------------
                                                                             8,570,714
                                                                          ------------
Machinery (0.0%)
Halter Marine Group, Inc.* ........................         1,600               24,100
Munters AB (Sweden) ...............................           200                2,183
                                                                          ------------
                                                                                26,283
                                                                          ------------
Medical and Health Products (0.8%)
Arterial Vascular Engineering Co.* ................         6,800              243,100
Boston Scientific Corp.* ..........................       100,000            7,162,500
King Pharmaceuticals, Inc.* .......................        28,200              394,800
McKesson Corp. ....................................         1,600              130,000
Mentor Corp. ......................................           700               16,975
Renex Corp.* ......................................        20,000              117,500
Safeskin Corp.* ...................................         1,400               57,575
                                                                          ------------
                                                                             8,122,450
                                                                          ------------
Medical and Health Technology Services (6.5%)
AmeriSource Health Corp., Class A* ................         1,000               65,688
Balanced Care Corp.* ..............................        30,300              219,675
Capital Senior Living Corp.* ......................        89,800            1,077,600
Columbia/HCA Healthcare Corp ......................         3,000               87,375
Foundation Health Systems* ........................           100                2,638
Health Management Associates, Inc., Class A*                  900               30,094
Healthsouth Corp. .................................       364,100            9,716,896
Integrated Health Services, Inc. ..................         4,700              176,250
Mariner Health Group, Inc.* .......................         1,900               31,588
MedPartners, Inc.* ................................        10,000               80,000
Medtronic, Inc. ...................................         1,000               63,750
Orthodontic Centers of America, Inc.* .............       213,100            4,461,781
Oxford Health Plans, Inc.* ........................        39,100              598,719
PacifiCare Health Systems, Inc., Class A* .........        10,000              845,000
PacifiCare Health Systems, Inc., Class B* .........         3,900              344,663
Province Healthcare Co.* ..........................         1,900               52,606
PSS World Medical, Inc.* ..........................        60,000              877,500
Rural/Metro Corp.* ................................        23,900              310,700
St. Jude Medical, Inc.* ...........................            70                2,577
Total Renal Care Holdings, Inc.* ..................        11,506              396,957
United Healthcare Corp. ...........................       643,700           40,874,950
Wellpoint Health Networks, Inc.* ..................        43,200            3,196,800
                                                                          ------------
                                                                            63,513,807
                                                                          ------------

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Oil Services (0.2%)
BJ Services Co.* ..................................         4,000         $    116,250
Camco International, Inc. .........................         2,900              225,838
Cooper Cameron Corp. ..............................         4,400              224,400
Diamond Offshore Drilling, Inc. ...................         2,400               96,000
EVI Weatherford, Inc.* ............................         3,705              137,548
Global Industries Ltd.* ...........................         6,700              113,063
Input/Output, Inc.* ...............................           900               16,031
National-Oilwell, Inc.* ...........................         1,200               32,175
Noble Drilling Corp.* .............................         8,200              197,313
NS Group, Inc.* ...................................        50,000              506,250
Precision Drilling Corp. (Canada)* ................           800               15,700
Rowan Companies, Inc.* ............................           700               13,606
                                                                          ------------
                                                                             1,694,174
                                                                          ------------
Oils (0.0%)
Veritas DGC, Inc.* ................................           500               24,969
                                                                          ------------
Pollution Control (0.5%)
Allied Waste Industries, Inc.* ....................         2,600               62,400
Philip Services Corp. (Canada)* ...................        72,000              297,000
Republic Services, Inc., Class A ..................        88,100            2,246,550
USA Waste Services, Inc.* .........................        50,000            2,468,750
U.S. Filter Corp.* ................................         2,700               75,769
Waste Management, Inc. ............................         6,500              227,500
                                                                          ------------
                                                                             5,377,969
                                                                          ------------
Printing and Publishing (0.1%)
Applied Graphics Technologies, Inc.* ..............           700               32,025
Workflow Management, Inc.* ........................        68,452              551,895
                                                                          ------------
                                                                               583,920
                                                                          ------------
Railroad (0.0%)
Kansas City Southern Industries ...................         7,400              367,225
                                                                          ------------
Real Estate (0.1%)
Capital Automotive REIT ...........................        23,000              326,313
ResortQuest International, Inc.* ..................         5,700               92,981
Starwood Lodging Trust REIT .......................         3,255              157,257
                                                                          ------------
                                                                               576,551
                                                                          ------------
Restaurants and Lodging (7.6%)
Applebee's International, Inc. ....................       236,000            5,280,500
Avis Rent A Car, Inc.* ............................        11,600              287,100
Buffetts, Inc.* ...................................        81,700            1,281,669
CapStar Hotel Co.* ................................        70,000            1,960,000
Cavanaughs Hospitality Corp.* .....................         3,400               44,413
Cendant Corp.* ....................................     2,298,242           47,975,802
CKE Restaurants, Inc. .............................         8,000              330,000
Dollar Thrifty Automotive Group, Inc.* ............        44,300              586,975
Four Seasons Hotels, Inc. (Canada) ................         4,800              169,200
Friendly Ice Cream Corp.* .........................        50,000              843,750
Hilton Hotels Corp. ...............................         5,900              168,150
Promus Hotel Corp.* ...............................       284,765           10,963,453

14   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                         Number of             Market
                                                           Shares              Value
                                                     -----------------   -----------------
Restaurants and Lodging (continued)
Royal Caribbean Cruises Ltd. .....................        15,600         $  1,240,200
Schlotzsky's, Inc.* ..............................       125,000            2,000,000
Showbiz Pizza Time, Inc.* ........................        25,000            1,007,813
Signature Resorts, Inc.* .........................        15,000              247,500
United Rentals, Inc.* ............................         5,800              243,600
U.S. Franchise Systems, Inc., Class A* ...........        45,700              371,313
                                                                         -------------
                                                                           75,001,438
                                                                         -------------
Special Products and Services (0.7%)
American Disposal Services, Inc.* ................         7,800              365,625
Aztec Technology Partners, Inc.* .................       102,678              782,921
Central Parking Corp. ............................         9,700              441,350
Championship Auto Racing Teams, Inc.* ............         2,400               43,800
Coach USA, Inc.* .................................         6,400              292,000
Cunningham Graphics International, Inc.* .........         1,300               22,425
EduTrek International, Inc.* .....................           100                2,450
Ritchie Brothers Auctioneers, Inc.* ..............         3,000               79,688
School Specialty, Inc.* ..........................        57,043              934,086
Staff Mark, Inc.* ................................        28,500            1,043,813
U.S. Office Products Co.* ........................       128,348            2,502,781
                                                                         -------------
                                                                            6,510,939
                                                                         -------------
Steel (0.0%)
Steelcase, Inc., Class A .........................         4,400              114,400
                                                                         -------------
Stores (9.9%)
CompUSA, Inc.* ...................................        35,000              632,188
Consolidated Stores Corp.* .......................       115,100            4,172,375
Corporate Express, Inc.* .........................       373,900            4,743,856
CSK Auto Corp.* ..................................         5,300              133,825
CVS Corp. ........................................        36,800            1,432,900
Duane Reade, Inc.* ...............................         2,500               75,000
General Nutrition Co., Inc.* .....................        67,300            2,094,713
Global DirectMail Corp.* .........................         1,800               22,725
Home Depot, Inc. .................................         8,400              697,725
Micro Warehouse, Inc.* ...........................       249,200            3,862,600
Office Depot, Inc.* ..............................       392,100           12,375,656
Regis Corp. ......................................         1,500               44,344
Republic Industries, Inc.* .......................     1,654,100           41,352,500
Rite Aid Corp. ...................................       634,800           23,844,675
Staples, Inc.* ...................................         9,600              277,800
Viking Office Products, Inc.* ....................         4,500              141,188
                                                                         -------------
                                                                           95,904,070
                                                                         -------------
Supermarkets (1.7%)
Fred Myer, Inc.* .................................        59,100            2,511,750
Safeway, Inc. ....................................       351,000           14,281,313
                                                                         -------------
                                                                           16,793,063
                                                                         -------------
Telecommunications (6.4%)
Allegiance Telecom, Inc.* ........................        46,500              639,375
Ascend Communications, Inc.* .....................        55,300            2,740,806
Aspect Telecommunications Corp.* .................         1,300               35,588


                                                         Number of             Market
                                                           Shares              Value
                                                     -----------------   -----------------
Telecommunications (continued)
Cisco Systems, Inc. ..............................       632,100         $ 58,192,706
International Network Services* ..................        10,000              410,000
Inter-Tel, Inc. ..................................         2,000               32,000
Lucent Technologies, Inc. ........................         8,000              665,500
Premisys Communications, Inc.* ...................         1,000               24,875
Scandinavian Broadcasting System SA* .............         3,100               93,581
US LEC Corp., Class A* ...........................         2,500               52,188
                                                                         -------------
                                                                           62,886,619
                                                                         -------------
Utilities--Electric (0.1%)
Calenergy, Inc.* .................................        25,000              751,563
                                                                         -------------
Total Common Stocks (Cost $808,742,137)                                   942,843,589
                                                                         -------------
PREFERRED STOCKS (0.2%)
SAP AG-Vorzug (Germany) ..........................         2,900            1,970,709
                                                                         -------------
Total Preferred Stocks (Cost $882,995)                                      1,970,709
                                                                         -------------
TOTAL INVESTMENTS (96.2%) (Cost $809,625,132(a))                          944,814,298
Other assets less liabilities (3.8%)                                       37,037,625
                                                                         -------------
Total Net Assets (100.0%)                                                $981,851,923
                                                                         =============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes
    amounts to $809,625,132. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:
Unrealized gains ........................................                $186,786,658
Unrealized losses ......................................                  (51,597,492)
                                                                         -------------
  Net unrealized gain .............................                      $135,189,166
                                                                         =============

* Non-income producing security.
Category percentages are based on total net assets.

                                         See Notes to Financial Statements.   15

MFS Research Growth Portfolio
Schedule of Investments
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
COMMON STOCKS (95.7%)
Aerospace (2.7%)
Lockheed Martin Corp. ...........................     34,600            $  3,663,275
Newport News Shipbuilding .......................      7,600                 203,300
United Technologies .............................     93,700               8,667,250
                                                                        ------------
                                                                          12,533,825
                                                                        ------------
Airlines (0.6%)
AMR Corp.* ......................................     19,000               1,581,750
U.S. Airways Group, Inc.* .......................     18,400               1,458,200
                                                                        ------------
                                                                           3,039,950
                                                                        ------------
Apparel and Textiles (0.7%)
Nordstrom, Inc. .................................     40,300               3,113,175
                                                                        ------------
Automotive (0.4%)
Ford Motor Co. ..................................      6,100                 359,900
Lear Corp.* .....................................     32,100               1,647,131
                                                                        ------------
                                                                           2,007,031
                                                                        ------------
Banks and Credit Companies (6.5%)
BankBoston Corp. ................................     56,600               3,148,375
Chase Manhattan Bank ............................     78,800               5,949,400
Comerica, Inc. ..................................     69,300               4,591,125
Fleet Financial Group, Inc. .....................     61,700               5,151,950
ING Groep N.V. (Netherlands) ....................     78,065               5,116,997
National City Corp. .............................     53,000               3,763,000
PNC Bank Corp. ..................................     55,000               2,959,688
                                                                        ------------
                                                                          30,680,535
                                                                        ------------
Business Machines (1.0%)
Sun Microsystems, Inc.* .........................    112,800               4,899,750
                                                                        ------------
Business Services (0.7%)
Accustaff, Inc.* ................................     68,900               2,153,125
Eaton Corp. .....................................     12,500                 971,875
                                                                        ------------
                                                                           3,125,000
                                                                        ------------
Chemicals (2.5%)
Air Products & Chemicals, Inc. ..................     87,800               3,512,000
Akzo Nobel N.V. (Netherlands) ...................      6,900               1,535,446
Cambrex Corp. ...................................     36,200                 950,250
Cytec Industries, Inc.* .........................     54,200               2,398,350
DuPont (E I) de Nemours .........................     14,900               1,111,913
Sigma-Aldrich Corp. .............................     71,100               2,497,388
                                                                        ------------
                                                                          12,005,347
                                                                        ------------
Communications Services (2.8%)
Intermedia Communications, Inc.* ................     52,800               2,214,300
MCI Communications Corp. ........................     54,100               3,144,563
Sprint Corp. ....................................     48,200               3,398,100
Worldcom, Inc.* .................................     91,495               4,431,789
                                                                        ------------
                                                                          13,188,752
                                                                        ------------

                                                        Number of             Market
                                                          Shares              Value
                                                    -----------------   -----------------
Computer Software--PC (4.8%)
Electronic Arts, Inc.* ..........................    72,100             $  3,893,400
Microsoft Corp. .................................   174,800               18,943,950
                                                                        ------------
                                                                          22,837,350
                                                                        ------------
Computer Software--Systems (8.3%)
Adobe Systems, Inc. .............................    28,500                1,209,469
Alcatel Alsthom Compagnie Generale
  d'electricite ADR (France) ....................   156,000                6,347,250
BMC Software, Inc. ..............................   123,800                6,429,863
Cadence Design Systems, Inc.* ...................   157,200                4,912,500
Computer Associates International, Inc. .........    72,950                4,053,284
Compuware Corp.* ................................   103,900                5,311,888
EMC Corp. .......................................    54,500                2,442,281
Oracle Systems Corp. ............................   224,500                5,514,281
Synopsys, Inc.* .................................    70,100                3,207,075
                                                                        ------------
                                                                          39,427,891
                                                                        ------------
Conglomerates (3.3%)
Hutchison Whampoa Ltd. (Hong Kong) ..............   330,000                1,741,971
Tyco International Ltd. .........................   217,200               13,683,587
                                                                        ------------
                                                                          15,425,558
                                                                        ------------
Consumer Goods and Services (8.1%)
Black & Decker Corp. ............................    63,200                3,855,200
Clorox Co. ......................................    41,400                3,948,525
Colgate-Palmolive Co. ...........................    81,600                7,180,800
Dial Corp. ......................................    82,600                2,142,438
Gillette Co. ....................................   132,500                7,511,094
Kimberly-Clark Corp. ............................   127,100                5,830,713
Proctor & Gamble Co. ............................    52,600                4,789,888
Revlon, Inc., Class A* ..........................    55,000                2,825,625
                                                                        ------------
                                                                          38,084,283
                                                                        ------------
Containers (0.7%)
Stone Container Corp.* ..........................   223,200                3,487,500
                                                                        ------------
Electrical Equipment (2.0%)
American Standard Co., Inc.* ....................    53,600                2,395,250
Cooper Industries, Inc. .........................    11,800                  648,263
General Electric Co. ............................    71,300                6,488,300
                                                                        ------------
                                                                           9,531,813
                                                                        ------------
Electronics (2.4%)
Analog Devices, Inc.* ...........................   124,100                3,048,206
Sony Corp. (Japan) ..............................    44,400                3,839,774
Teradyne, Inc.* .................................    97,500                2,608,125
Xerox Corp. .....................................    18,800                1,910,550
                                                                        ------------
                                                                          11,406,655
                                                                        ------------
Entertainment (1.2%)
CBS Corp. .......................................    89,200                2,832,100
Jacor Communications, Inc.* .....................    48,300                2,849,700
                                                                        ------------
                                                                           5,681,800
                                                                        ------------

16   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Financial Institutions (4.0%)
Associates First Capital Corp. ....................     13,652            $  1,049,498
CIT Group, Inc., Class A ..........................     15,100                 566,250
Federal National Mortgage Association .............     65,200               3,960,900
First Union Corp. .................................     78,408               4,567,266
Green Tree Financial Corp. ........................      7,900                 338,219
Merrill Lynch & Co. ...............................     18,500               1,706,625
Morgan Stanley Dean Witter Discover & Co. .........     52,000               4,751,500
Union Planters Corp. ..............................     34,800               2,046,675
                                                                          ------------
                                                                            18,986,933
                                                                          ------------
Food and Beverage Products (1.9%)
Archer-Daniels-Midland Co. ........................    114,500               2,218,438
Companhia Cervejaria Brahma ADR (Brazil) ..........     72,900                 911,250
Corn Products International, Inc.* ................     70,400               2,384,800
McCormick & Co, Inc. ..............................     83,900               2,996,799
Nabisco Holdings Corp., Class A ...................     15,100                 544,544
                                                                          ------------
                                                                             9,055,831
                                                                          ------------
Insurance (9.5%)
Ace, Ltd. (Bermuda) ...............................     57,500               2,242,500
Allstate Corp. ....................................     34,200               3,131,438
Chubb Corp. .......................................     43,700               3,512,388
CIGNA Corp. .......................................     66,300               4,574,700
Conseco, Inc. .....................................    146,900               6,867,575
EXEL Ltd. (Bermuda) ...............................     13,900               1,081,594
FPIC Insurance Group, Inc.* .......................        800                  26,900
Hartford Financial Services Group .................     39,600               4,529,250
Life Re Corp. .....................................     12,000                 984,000
Lincoln National Corp. ............................     63,900               5,838,863
Mid Ocean Ltd. ....................................        700                  54,950
Nationwide Financial Services, Inc., Class A ......     29,500               1,504,500
Reliastar Financial Corp. .........................     76,900               3,691,200
Skandia Forsakrings AB (Sweden) ...................    320,500               4,583,150
Travelers Property Casualty Corp. .................     38,050               2,306,781
                                                                          ------------
                                                                            44,929,789
                                                                          ------------
Medical and Health Products (5.2%)
American Home Products Corp. ......................    146,800               7,596,900
Boston Scientific Corp.* ..........................     49,500               3,545,438
Bristol-Myers Squibb Co. ..........................    115,500              13,275,281
                                                                          ------------
                                                                            24,417,619
                                                                          ------------
Medical and Health Technology Services (6.6%)
Cardinal Health, Inc. .............................     24,400               2,287,500
Columbia/HCA Healthcare Corp. .....................    139,100               4,051,288
HBO & Co. .........................................    304,800              10,744,200
Healthsouth Corp. .................................    185,900               4,961,206
United Healthcare Corp. ...........................    142,300               9,036,050
                                                                          ------------
                                                                            31,080,244
                                                                          ------------
Metals and Minerals (0.4%)
Minerals Technologies, Inc. .......................     33,100               1,683,963
                                                                          ------------

                                                      Number of             Market
                                                        Shares              Value
                                                  -----------------   -----------------
Oil Services (1.9%)
Chevron Corp. .....................................    37,100             $  3,081,619
Cooper Cameron Corp. ..............................    35,000                1,785,000
Diamond Offshore Drilling, Inc. ...................    46,900                1,876,000
EVI Weatherford, Inc.* ............................    63,270                2,348,899
                                                                          ------------
                                                                             9,091,518
                                                                          ------------
Oils (4.7%)
British Petroleum Co. PLC ADR (Great Britain) .....    85,615                7,555,524
Mobil Corp. .......................................    29,800                2,283,425
Texaco, Inc. ......................................   115,200                6,876,000
USX--Marathon Group ...............................   162,500                5,575,781
                                                                          ------------
                                                                            22,290,730
                                                                          ------------
PC's and Peripherals (0.0%)
Canon, Inc. (Japan) ...............................       900                   20,517
                                                                          ------------
Pollution Control (1.0%)
Browning-Ferris Industries, Inc. ..................   110,500                3,839,875
Waste Management, Inc. ............................    21,500                  752,500
                                                                          ------------
                                                                             4,592,375
                                                                          ------------
Railroad (0.5%)
Wisconsin Central Transport* ......................   110,700                2,421,563
                                                                          ------------
Restaurants and Lodging (1.5%)
Cendant Corp.* ....................................   198,100                4,135,338
CKE Restaurants, Inc. .............................    52,500                2,165,625
Promus Hotel Corp.* ...............................    18,985                  730,923
                                                                          ------------
                                                                             7,031,886
                                                                          ------------
Special Products and Services (0.5%)
McDonald's Corp. ..................................    37,100                2,559,900
                                                                          ------------
Stores (4.3%)
CVS Corp. .........................................   118,400                4,610,200
Home Depot, Inc. ..................................    64,000                5,316,000
Office Depot, Inc.* ...............................    88,200                2,783,813
Rite Aid Corp. ....................................   204,000                7,662,750
                                                                          ------------
                                                                            20,372,763
                                                                          ------------
Supermarkets (2.0%)
Fred Myer, Inc.* ..................................    71,100                3,021,750
Safeway, Inc. .....................................   157,800                6,420,488
                                                                          ------------
                                                                             9,442,238
                                                                          ------------
Telecommunications (1.6%)
Aspect Telecommunications Corp.* ..................    24,300                  665,213
Cisco Systems, Inc. ...............................    74,400                6,849,450
                                                                          ------------
                                                                             7,514,663
                                                                          ------------
Utilities--Electric (0.5%)
Calenergy, Inc.* ..................................    76,300                2,293,769
                                                                          ------------
Utilities--Gas (0.9%)
Columbia Energy Group .............................    19,550                1,087,469
KN Energy, Inc. ...................................    60,900                3,300,019
                                                                          ------------
                                                                             4,387,488
                                                                          ------------

MFS Research Growth Portfolio
Schedule of Investments
June 30, 1998 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                                              Number of        Market
                                                                               Shares           Value
                                                                             ----------   ----------------
Total Common Stocks (Cost $389,012,319)                                                   452,650,004
                                                                                          ------------
PREFERRED STOCKS (0.2%)
Henkel KGAA (Germany) ....................................................      10,900    $ 1,079,327
                                                                                          ------------
Total Preferred Stocks (Cost $735,643)                                                      1,079,327
                                                                                          ------------
TOTAL INVESTMENTS (95.9%) (Cost $389,747,962(a))                                          453,729,331
Other assets less liabilities (4.1%)                                                       19,444,009
                                                                                          ------------
Total Net Assets (100.0%)                                                                $473,173,340
                                                                                          ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$389,747,962. Unrealized gains and losses, based on identified tax cost at
June 30, 1998, are as follows:
Unrealized gains .........................................................                $75,235,938
Unrealized losses ........................................................                (11,254,569)
                                                                                          ------------
 Net unrealized gain .....................................................                $63,981,369
                                                                                          ============

* Non-income producing security.

Category percentages are based on total net assets.

18   See Notes to Financial Statements.

MFS Value Equity Portfolio
Schedule of Investments
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                          Number of             Market
                                                            Shares              Value
                                                       ----------------   -----------------
COMMON STOCKS (91.7%)
Aerospace (0.6%)
Newport News Shipbuilding ............................      7,700            $    205,975
Raytheon Co., Class A ................................     15,700                 904,713
                                                                             ------------
                                                                                1,110,688
                                                                             ------------
Airlines (0.2%)
Southwest Airlines Co. ...............................     15,000                 444,375
                                                                             ------------
Automotive (1.1%)
Hayes Lemmerz International, Inc.* ...................      4,400                 174,900
Hertz Corp., Class A* ................................      9,300                 412,106
Lear Corp.* ..........................................     11,500                 590,094
LucasVarity PLC (Great Britain) ......................    202,000                 802,708
                                                                             ------------
                                                                                1,979,808
                                                                             ------------
Banks and Credit Companies (5.1%)
Banco Totta & Acores (Portugal) ......................     39,700               1,204,117
Dah Sing Financial Group (Hong Kong) .................    152,400                 177,013
Fleet Financial Group, Inc. ..........................     21,600               1,803,600
Liu Chong Hing Bank Ltd. (Hong Kong) .................    222,000                 189,100
National City Corp. ..................................     25,800               1,831,800
Overseas Union Bank Ltd. (Singapore) .................     69,000                 151,600
PNC Bank Corp. .......................................     30,600               1,646,663
Wells Fargo & Co. ....................................      5,300               1,955,700
Wing Hang Bank Ltd. (Hong Kong) ......................    159,800                 213,461
                                                                             ------------
                                                                                9,173,054
                                                                             ------------
Business Services (3.1%)
Affiliated Computer Services, Inc., Class A* .........     37,300               1,436,050
Ceridian Corp.* ......................................     16,700                 981,125
Computer Sciences Corp. ..............................     33,000               2,112,000
Galileo International, Inc. ..........................     21,000                 946,313
                                                                             ------------
                                                                                5,475,488
                                                                             ------------
Cellular Phones (0.9%)
Century Telephone Enterprises, Inc. ..................     35,950               1,649,206
                                                                             ------------
Chemicals (2.1%)
Akzo Nobel N.V. (Netherlands) ........................     11,800               2,625,835
Cambrex Corp. ........................................     46,200               1,212,750
                                                                             ------------
                                                                                3,838,585
                                                                             ------------
Communications Services (7.2%)
Cellular Communications International, Inc.* .........    145,050               7,234,369
Global TeleSystems Group, Inc.* ......................     36,700               1,789,125
Intermedia Communications, Inc.* .....................     23,400                 981,338
SK Telecom Co. Ltd. ADR (South Korea) ................     36,984                 205,724
Sprint Corp. .........................................     37,600               2,650,800
                                                                             ------------
                                                                               12,861,356
                                                                             ------------
Computer Software (0.4%)
GTECH Holdings Corp.* ................................     23,200                 781,550
                                                                             ------------

                                                          Number of             Market
                                                            Shares              Value
                                                      -----------------   -----------------
Computer Software--Systems (4.5%)
Computer Associates International, Inc. ..............    75,200             $  4,178,300
Oracle Systems Corp. .................................    76,600                1,881,488
Synopsys, Inc.* ......................................    42,064                1,924,428
                                                                             ------------
                                                                                7,984,216
                                                                             ------------
Conglomerates (5.9%)
Tyco International Ltd. ..............................   166,700               10,502,089
                                                                             ------------
Construction Services (0.9%)
Martin Marietta Materials, Inc. ......................    34,400                1,548,000
                                                                             ------------
Consumer Goods and Services (1.6%)
Black & Decker Corp. .................................    23,600                1,439,600
Philip Morris Co., Inc. ..............................    34,900                1,374,188
                                                                             ------------
                                                                                2,813,788
                                                                             ------------
Containers (1.0%)
Stone Container Corp.* ...............................   117,600                1,837,500
                                                                             ------------
Drugs (2.1%)
Sanofi SA (France) ...................................    31,300                3,683,572
                                                                             ------------
Electrical Equipment (1.7%)
Cooper Industries, Inc. ..............................    28,000                1,538,250
Elsag Bailey Process Automation N.V.
  (Netherlands)* .....................................    62,100                1,494,281
                                                                             ------------
                                                                                3,032,531
                                                                             ------------
Electronics (1.2%)
Analog Devices, Inc.* ................................    49,900                1,225,669
Lattice Semiconductor Corp.* .........................    29,600                  840,824
                                                                             ------------
                                                                                2,066,493
                                                                             ------------
Entertainment (5.5%)
American Tower Systems Corp., Class A* ...............    65,000                1,620,938
Casino America, Inc.* ................................       500                    1,750
Citadel Communications Corp.* ........................     1,600                   31,900
E.W. Scripps Co. .....................................     6,600                  361,763
Gemstar International Group Ltd.* ....................     8,100                  303,244
Harrah's Entertainment, Inc.* ........................   181,800                4,226,850
Jacor Communications, Inc.* ..........................    17,500                1,032,500
MediaOne Group, Inc.* ................................    19,000                  834,813
News Corp. Ltd. ADR (Australia) ......................    32,800                1,053,700
Telemundo Group, Inc., Class A* ......................     9,400                  400,088
                                                                             ------------
                                                                                9,867,546
                                                                             ------------
Financial Institutions (2.1%)
Federal Home Loan Mortgage Corp. .....................    77,200                3,633,225
Hong Leong Finance Ltd. (Singapore) ..................   187,700                  153,801
                                                                             ------------
                                                                                3,787,026
                                                                             ------------
Food and Agriculture (0.4%)
Booker PLC (Great Britain) ...........................   168,900                  690,919
                                                                             ------------

MFS Value Equity Portfolio
Schedule of Investments
June 30, 1998 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                          Number of           Market
                                                            Shares            Value
                                                      -----------------   -----------
Food and Beverage Products (3.9%)
Archer-Daniels-Midland Co. ........................     43,700            $   846,688
Bestfoods .........................................     29,600              1,718,650
Giant Food, Inc., Class A .........................     47,800              2,058,388
McCormick & Co, Inc. ..............................     17,300                617,934
Nabisco Holdings Corp., Class A ...................     24,300                876,319
Whitman Corp. .....................................     35,600                816,575
                                                                          ------------
                                                                            6,934,554
                                                                          ------------
Gaming (0.0%)
Tanjong PLC (Malaysia) ............................     30,000                 41,562
                                                                          ------------
Household and Personal Care (0.6%)
Benckiser N.V. (Netherlands)* .....................     18,270              1,124,736
                                                                          ------------
Insurance (9.3%)
Ace, Ltd. (Bermuda) ...............................     47,400              1,848,600
Annuity and Life Re Holdings, Ltd.* ...............     57,000              1,261,125
CIGNA Corp. .......................................     26,800              1,849,200
ESG Re Ltd. .......................................     70,400              1,522,400
EXEL Ltd. (Bermuda) ...............................     24,000              1,867,500
Hartford Financial Services Group .................      8,100                926,438
LaSalle Re Holdings Ltd. ..........................     21,700                821,888
Life Re Corp. .....................................     11,500                943,000
Lincoln National Corp. ............................     10,000                913,750
Nationwide Financial Services, Inc., Class A ......     37,300              1,902,300
Reliastar Financial Corp. .........................     41,200              1,977,600
Travelers Property Casualty Corp. .................     14,300                866,938
                                                                          ------------
                                                                           16,700,739
                                                                          ------------
Medical and Health Technology Services (7.9%)
Beverly Enterprises, Inc.* ........................    109,100              1,506,944
Columbia/HCA Healthcare Corp. .....................     98,700              2,874,638
Datascope Corp.* ..................................     16,800                446,250
MedPartners, Inc.* ................................    171,800              1,374,400
Mid Atlantic Medical Services, Inc.* ..............     79,700                916,550
Tenet Healthcare Corp.* ...........................     58,400              1,825,000
United Healthcare Corp. ...........................     53,300              3,384,550
Wellpoint Health Networks, Inc.* ..................     25,500              1,887,000
                                                                          ------------
                                                                           14,215,332
                                                                          ------------
Newspaper (0.1%)
New Straits Times Press (Malaysia) ................    251,000                 93,121
                                                                          ------------
Oil Services (1.4%)
BJ Services Co.* ..................................     30,900                898,031
EVI Weatherford, Inc.* ............................     41,875              1,554,609
                                                                          ------------
                                                                            2,452,640
                                                                          ------------
Oils (2.2%)
British Petroleum Co. PLC ADR (Great Britain) .....     21,134              1,865,076
Enron Oil and Gas Co. .............................    105,200              2,130,300
                                                                          ------------
                                                                            3,995,376
                                                                          ------------

                                                          Number of          Market
                                                            Shares           Value
                                                      -----------------   -------------
Pollution Control (1.3%)
Republic Services, Inc., Class A ..................    15,900             $   405,450
Waste Management, Inc. ............................    54,900               1,921,500
                                                                          ------------
                                                                            2,326,950
                                                                          ------------
Railroad (1.2%)
Canadian National Railway Co. (Canada) ............    24,700               1,312,188
Wisconsin Central Transport* ......................    38,800                 848,750
                                                                          ------------
                                                                            2,160,938
                                                                          ------------
Restaurants and Lodging (3.5%)
Cafe De Coral Holdings (Hong Kong) ................   684,600                 234,133
Outback Steakhouse, Inc.* .........................     9,300                 362,700
Promus Hotel Corp.* ...............................   147,980               5,697,230
                                                                          ------------
                                                                            6,294,063
                                                                          ------------
Special Products and Services (0.4%)
Cordant Technologies, Inc. ........................    16,400                 756,450
                                                                          ------------
Stores (4.0%)
Office Depot, Inc.* ...............................    13,500                 426,094
Rite Aid Corp. ....................................   111,300               4,180,706
Sears, Roebuck and Co. ............................    43,300               2,644,006
                                                                          ------------
                                                                            7,250,806
                                                                          ------------
Supermarkets (6.1%)
Fred Myer, Inc.* ..................................   159,700               6,787,250
Safeway, Inc. .....................................   101,200               4,117,575
                                                                          ------------
                                                                           10,904,825
                                                                          ------------
Telecommunications (2.2%)
Alcatel Alsthom (France) ..........................    11,800               2,404,336
L-3 Communications Holdings, Inc.* ................       300                   9,806
Telecom Italia SpA (Italy) ........................   322,600               1,563,062
                                                                          ------------
                                                                            3,977,204
                                                                          ------------
Total Common Stocks (Cost $146,703,043)                                   164,357,086
                                                                          ------------
PREFERRED STOCKS (0.7%)
Henkel KGAA (Germany) .............................     5,300                 524,810
Wella Aktiengesellschaft (Germany) ................       710                 795,606
                                                                          ------------
                                                                            1,320,416
                                                                          ------------
Total Preferred Stocks (Cost $867,200)                                      1,320,416
                                                                          ------------
TOTAL INVESTMENTS (92.4%) (Cost $147,570,243(a))                          165,677,502
Other assets less liabilities (7.6%)                                       13,532,715
                                                                          ------------
Total Net Assets (100.0%)                                                 $179,210,217
                                                                          ============
Notes to Schedule of Investments

(a) The cost of investments for federal income tax purposes amounts to $147,570,243. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:
    Unrealized gains ..................................                    $22,492,777
    Unrealized losses .................................                     (4,385,518)
                                                                          ------------
     Net unrealized gain ..............................                    $18,107,259
                                                                          ============

* Non-income producing security.
Category percentages are based on total net assets.

20   See Notes to Financial Statements.

Scudder International Growth Portfolio
Schedule of Investments
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                          Number of          Market
                                                            Shares           Value
                                                      -----------------   --------------
COMMON STOCKS (92.9%)
Argentina (0.5%)
YPF Sociedad Anonima ADR (Oil and Gas) ............        79,900         $  2,401,994
                                                                          ------------
Australia (0.3%)
Woodside Petroleum Ltd. (Oil and Gas) .............       256,600            1,283,821
                                                                          ------------
Canada (1.2%)
Canadian National Railway Co. (Transportation)            105,000            5,579,070
                                                                          ------------
China (0.1%)
Jiangsu Expressway Co. Ltd. (Transportation) ......     2,174,700              412,541
                                                                          ------------
Finland (2.7%)
Nokia Oyj A Shares (Communications) ...............       102,100            7,519,747
Pohjola Insurance Group., Class B (Insurance) .....        90,000            4,484,763
                                                                          ------------
Total Finland                                                               12,004,510
                                                                          ------------
France (19.3%)
Accor SA (Lodging) ................................        21,418            5,998,385
Alcatel Alsthom (Communications) ..................        44,936            9,156,038
Axa UAP (Insurance) ...............................        43,366            4,881,051
Bouygues SA (Heavy Construction) ..................        14,168            2,574,933
Canal Plus (Media--Broadcasting and
  Publishing) .....................................        17,691            3,308,918
Carrefour SA (Food Retailers) .....................         7,619            4,823,748
Christian Dior SA (Diversified) ...................        12,549            1,580,697
Compagnie de Saint Gobain (Heavy Machinery)                23,287            4,320,901
Credit Commercial de France (Financial
  Services) .......................................        31,858            2,684,056
Elf Aquitaine SA (Oil and Gas) ....................        44,942            6,323,047
France Telecom SA (Communications) ................        76,234            5,261,861
Groupe Danone (Beverages, Food and
  Tobacco) ........................................         8,763            2,417,929
Lagardere S.C.A. (Financial Services) .............        67,616            2,817,004
Moet Hennessy Louis Vuitton (Beverages, Food
  and Tobacco) ....................................        16,069            3,218,320
Rhodia SA (Chemicals)* ............................        34,135              952,602
Rhone-Polenc., Class A (Chemicals) ................        98,238            5,544,838
Schneider SA (Electronics) ........................        55,617            4,438,125
Societe Television Francaise 1 (Media--
  Broadcasting and Publishing) ....................        19,752            3,063,415
Suez Lyonnaise des Eaux (Diversified) .............        39,139            6,445,962
Thomson CSF (Electronics) .........................        92,113            3,506,742
Usinor SA (Metals) ................................       161,373            2,494,778
                                                                          ------------
Total France                                                                85,813,350
                                                                          ------------
Germany (18.9%)
Allianz AG--New (Insurance)* ......................           591              195,563
Allianz AG (Insurance) ............................        20,100            6,706,876
BASF AG (Chemicals) ...............................       116,571            5,545,143
Bayerische Vereinsbank AG (Banking) ...............       101,957            8,653,600
BHF Bank AG (Banking) .............................        75,270            2,868,577
Deutsche Telekom AG ADR (Communications) ..........        21,900              602,250

                                                          Number of          Market
                                                            Shares           Value
                                                      -----------------   --------------
Germany (continued)
Deutsche Telekom AG (Communications) ..............     178,404           $  4,888,983
Dresdner Bank AG (Banking) ........................      92,700              5,013,865
Heidelberger Druckmaschinen AG (Heavy
  Machinery) ......................................      14,157              1,178,015
Hoechst AG (Chemicals) ............................     181,592              9,141,795
Mannesmann AG (Heavy Machinery) ...................      77,541              7,979,279
Muenchener Rueckversicherungs-Gesellschaft
  AG (Insurance) ..................................      14,800              7,356,281
RWE AG (Diversified) ..............................      98,100              5,812,042
Schering AG (Pharmaceuticals) .....................      41,065              4,840,824
Siemens AG (Electronics) ..........................      35,218              2,151,975
Veba AG (Electric Utilities) ......................      62,946              4,237,367
Viag AG (Industrial--Diversified) .................      10,000              6,889,856
                                                                          ------------
Total Germany                                                               84,062,291
                                                                          ------------
Great Britain (14.8%)
BOC Group PLC (Chemicals) .........................     239,831              3,269,640
British Airways PLC (Airlines) ....................     203,820              2,206,963
Carlton Communications PLC (Communications)             374,710              3,347,209
General Electric PLC (Electronics) ................     678,581              5,852,083
Glaxo Wellcome PLC (Pharmaceuticals) ..............     176,549              5,303,161
Imperial Chemical Industries PLC (Chemicals) ......     122,251              1,963,657
Orange PLC (Communications)* ......................     627,884              6,657,140
Pearson PLC (Communications) ......................     270,250              4,954,574
Pilkington PLC (Building Materials) ...............     890,321              1,642,642
Powergen PLC (Electric Utilities) .................     149,373              2,065,097
Reuters Group PLC (Financial Services) ............     467,125              5,342,695
Rio Tinto PLC (Mining) ............................     147,702              1,664,661
Shell Transport & Trading Co. PLC (Oil and Gas)         379,400              2,673,290
SmithKline Beecham PLC (Pharmaceuticals) ..........     328,272              4,009,449
WPP Group PLC (Communications) ....................   1,216,696              7,978,727
Zeneca Group PLC (Pharmaceuticals) ................     158,922              6,824,842
                                                                          ------------
Total Great Britain                                                         65,755,830
                                                                          ------------
Hong Kong (3.6%)
Anhui Expressway Co. Ltd. (Transportation) ........   2,442,100                245,675
Cheung Kong Ltd. (Real Estate) ....................     453,300              2,229,012
China Telecom Ltd. (Communications)* ..............     226,500                393,181
Citic Pacific Ltd. (Diversified) ..................     878,800              1,553,806
Cosco Pacific Ltd. (Transportation) ...............     988,600                354,018
GZI Transportation Ltd. (Transportation) ..........     647,600                146,228
Hong Kong and China Gas Co. Ltd. (Oil and
  Gas) ............................................         440                    500
HSBC Holdings PLC (Financial Services) ............     171,600              4,196,976
Hutchison Whampoa Ltd. (Diversified) ..............     336,800              1,777,866
Kerry Properties Ltd. (Real Estate) ...............     946,100                695,951
New World Development Co. Ltd. (Real Estate)            858,337              1,661,655
New World Infrastructure Ltd. (Heavy
  Machinery)* .....................................     659,800                757,846
Shenzhen Expressway Co. Ltd. (Transportation)         2,172,600                400,845
Sichuan Expressway Co. (Transportation) ...........   2,696,000                257,468

Scudder International Growth Portfolio
Schedule of Investments
June 30, 1998 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                               Number of             Market
                                                                 Shares              Value
                                                           -----------------   -----------------
Hong Kong (continued)
Sun Hung Kai Properties Ltd. (Real Estate) .............     226,000           $   959,641
Zhejiang Expressway Co. Ltd. (Transportation) ..........   2,314,300               388,108
                                                                               -----------
Total Hong Kong                                                                 16,018,776
                                                                               -----------
Italy (4.9%)
Banca Commerciale Italiana (Banking) ...................     367,800             2,201,467
Banca Di Roma (Banking)* ...............................   1,085,400             2,261,214
Banca Intesa SpA (Commercial Services) .................     231,100             1,294,114
Credito Italiano (Banking) .............................     337,200             1,766,726
Fiat SpA (Automotive) ..................................     194,500               852,046
Istituto Bancario San Paolo di Torino (Banking)              107,900             1,558,389
Istituto Nazionale delle Assicurazioni
  (Insurance) ..........................................   1,693,100             4,814,330
Telecom Italia Mobile SpA (Communications) .............     442,200             2,706,529
Telecom Italia SpA (Communications) ....................     595,000             4,383,841
                                                                               -----------
Total Italy                                                                     21,838,656
                                                                               -----------
Japan (8.4%)
Bridgestone Corp. (Automotive) .........................     132,000             3,133,297
Canon, Inc. (Electronics) ..............................     143,000             3,259,871
Daiwa Securities Co. Ltd. (Financial Services) .........     477,000             2,060,831
Fujitsu Ltd. (Computers and Information) ...............     276,000             2,916,188
Keyence Corp. (Electronics) ............................      15,200             1,661,021
Minebea Co. Ltd. (Heavy Machinery) .....................     189,000             1,888,904
Nichiei (Financial Services) ...........................      34,200             2,336,428
Nintendo Corp. Ltd. (Entertainment and Leisure)               35,500             3,301,308
Nippon Telegraph & Telephone Corp.
  (Communications) .....................................         231             1,922,492
Nomura Securities Co. Ltd. (Financial Services)              210,000             2,454,396
SMC Corp. (Heavy Machinery) ............................      25,800             1,969,820
Sony Corp. (Electronics) ...............................      36,700             3,173,867
Sumitomo Electric Industries (Electronics) .............     127,000             1,289,482
Teijin Ltd. (Textiles, Clothing and Fabrics) ...........     557,000             1,693,002
Tokyo Electron Ltd. (Electronics) ......................      78,000             2,399,038
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ....................................      88,000             1,840,494
                                                                               -----------
Total Japan                                                                     37,300,439
                                                                               -----------
Netherlands (4.4%)
Aegon N.V. (Insurance) .................................      98,480             8,574,929
Akzo Nobel N.V. (Chemicals) ............................      11,300             2,514,571
Elsevier N.V. (Media--Broadcasting and
  Publishing) ..........................................     147,030             2,221,256
Heineken Holding N.V., Class A (Beverages,
  Food and Tobacco) ....................................     128,750             4,244,991
Royal Dutch Petroleum Co. N.V. (Oil and Gas) ...........      36,800             2,042,731
                                                                               -----------
Total Netherlands                                                               19,598,478
                                                                               -----------

                                                               Number of          Market
                                                                 Shares           Value
                                                           -----------------   --------------
Portugal (1.0%)
Estabelecimentos Jeronimo Martins & Filho, SA
  (Food Retailers) .....................................      28,400           $ 1,365,231
Portugal Telecom SA (Communications) ...................      61,950             3,285,425
                                                                               -----------
Total Portugal                                                                   4,650,656
                                                                               -----------
Singapore (0.2%)
City Developments Ltd. (Real Estate) ...................     302,000               846,446
                                                                               -----------
Sweden (3.8%)
AGA AB., B Shares (Chemicals) ..........................     119,000             1,821,117
Skandia Forsakrings AB (Insurance) .....................     552,200             7,896,460
Telefonaktiebolaget LM Ericsson ADR
  (Communications) .....................................     246,016             7,042,208
                                                                               -----------
Total Sweden                                                                    16,759,785
                                                                               -----------
Switzerland (8.6%)
Ciba Specialty Chemicals AG (Chemicals) ................      32,406             4,170,950
Clariant AG (Chemicals) ................................      10,362             6,841,344
Credit Suisse Group (Banking) ..........................      34,215             7,631,724
Nestle SA (Beverages, Food and Tobacco) ................       3,141             6,738,276
Novartis AG--Registered Shares
  (Pharmaceuticals) ....................................       2,961             4,939,240
Novartis AG (Pharmaceuticals) ..........................       2,356             3,933,154
Union Bank of Switzerland (Banking) ....................       2,102             3,917,547
                                                                               -----------
Total Switzerland                                                               38,172,235
                                                                               -----------
United States (0.2%)
AMP Ltd. (Insurance)* ..................................      75,900               890,474
                                                                               -----------
Total Common Stocks (Cost $343,323,126)                                        413,389,352
                                                                               -----------
PREFERRED STOCKS (1.8%)
Germany (1.8%)
SAP AG-Vorzug (Computer Software and
  Processing) ..........................................      11,814             8,028,245
                                                                               -----------
Total Preferred Stocks (Cost $3,897,568)                                         8,028,245
                                                                               -----------
RIGHTS (0.0%)
Hong Kong (0.0%)
Hong Kong and China Gas Co. Ltd. (Oil and
  Gas)* ................................................          20                     1
                                                                               -----------
Total Rights (Cost $0)                                                                   1
                                                                               -----------


22   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                 Principal          Market
                                                  Amount            Value
                                              --------------   ---------------
CONVERTIBLE PREFERRED (0.3%)
Japan (0.3%)
Softbank Corp. (Computer Software and
  Processing) 0.50%, due 3/29/02 .........[yen]188,000,000     $ 1,258,503
                                                               ------------
Total Convertible Preferred (Cost $936,533)                      1,258,503
                                                               ------------
CORPORATE BONDS (0.3%)
United States (0.3%)
IBJ Preferred Capital Co. LLC (Financial
  Services)** .............................        665,000         608,804
Sumitomo Bank Treasury Co. LLC (Financial
  Services)** .............................        776,000         764,846
                                                               ------------
Total United States                                              1,373,650
                                                               ------------
Total Corporate Bonds (Cost $1,441,000)                          1,373,650
                                                               ------------
TOTAL INVESTMENTS (95.3%) (Cost $349,598,227(a))               424,049,751
Other assets less liabilities (4.7%)                            20,827,260
                                                               ------------
Total Net Assets (100.0%)                                     $444,877,011
                                                               ============
Notes to Schedule of Investments

(a) The cost of investments for federal income tax
    purposes amounts to $349,598,227. Unrealized gains
    and losses, based on identified tax cost at
    June 30, 1998, are as follows:
Unrealized gains ...................................            $88,375,627
Unrealized losses ..................................            (13,924,103)
                                                               ------------
  Net unrealized gain ..............................            $74,451,524
                                                               ============

 * Non-income producing security.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of this security amounted to $1,373,650 or 0.31% of net assets.

Category percentages are based on total net assets.

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                   Number of             Market
                                                     Shares              Value
                                               -----------------   -----------------
COMMON STOCKS (92.3%)
Advertising (0.8%)
Omnicom Group Inc. .............................    79,600             $  3,970,050
                                                                       ------------
Aerospace and Defense (2.2%)
Allied Signal, Inc. ............................   160,100                7,104,438
Teleflex Inc. ..................................    86,200                3,275,600
                                                                       ------------
                                                                         10,380,038
                                                                       ------------
Banking (7.2%)
Banc One Corp. .................................    41,800                2,332,963
Banca Fideuram SpA (Italy) .....................   175,900                1,003,826
Citicorp .......................................    25,800                3,850,650
First Union Corp. ..............................    64,700                3,768,775
Mellon Bank Corp. ..............................    25,600                1,782,400
NationsBank Corp. ..............................    62,356                4,770,234
Northern Trust Corp. ...........................    21,600                1,647,000
Norwest Corp. ..................................   162,600                6,077,175
Societe Generale., Class A (France) ............     9,300                1,934,966
Toronto-Dominion Bank (Canada) .................    69,200                3,135,625
Wells Fargo & Co. ..............................     9,000                3,321,000
                                                                       ------------
                                                                         33,624,614
                                                                       ------------
Beverages, Food and Tobacco (2.4%)
Pepsico, Inc. ..................................   110,700                4,559,456
Philip Morris Co., Inc. ........................   142,100                5,595,188
Unilever N.V. (Netherlands) ....................    12,200                  963,038
                                                                       ------------
                                                                         11,117,682
                                                                       ------------
Chemicals (0.4%)
Rhone-Polenc., Class A (France) ................    30,200                1,704,576
                                                                       ------------
Commercial Services (1.3%)
Halliburton Co. ................................    70,400                3,137,200
H&R Block, Inc. ................................    29,400                1,238,475
Service Corp. International ....................    40,100                1,719,288
                                                                       ------------
                                                                          6,094,963
                                                                       ------------
Communications (5.9%)
AirTouch Communications, Inc.* .................    59,200                3,459,500
Alcatel Alsthom (France) .......................     5,900                1,202,168
Alcatel Alsthom Compagnie Generale
  d'electricite ADR (France) ...................     1,000                   40,688
Ascend Communications, Inc.* ...................    28,300                1,402,619
AT&T Corp. .....................................    26,900                1,536,663
CIENA Corp.* ...................................    15,300                1,065,263
MCI Communications Corp. .......................    59,400                3,452,625
Nokia Oyj ADR (Finland) ........................     5,000                  362,813
Telecom Italia Mobile SpA (Italy) ..............   291,500                1,784,155
Telecomunicacoes Brasileiras S/A Telebras
  ADR (Brazil) .................................    30,100                3,286,544
Tellabs, Inc.* .................................    45,400                3,251,775
Vodafone Group PLC (Great Britain) .............    88,200                1,119,964
Worldcom, Inc.* ................................   115,500                5,594,531
                                                                       ------------
                                                                         27,559,308
                                                                       ------------

                                                    Number of             Market
                                                     Shares              Value
                                               -----------------   -----------------
Computer Software and Processing (8.8%)
Adobe Systems, Inc. ............................    39,100             $  1,659,306
America Online, Inc. ...........................    12,400                1,314,400
Automatic Data Processing, Inc. ................    42,800                3,119,050
BMC Software, Inc. .............................   111,600                5,796,225
Cadence Design Systems, Inc.* ..................    76,100                2,378,125
Cap Gemini SA (France) .........................     4,800                  754,779
First Data Corp. ...............................   124,200                4,137,413
Getronics N.V. (Netherlands) ...................    41,282                2,143,225
Microsoft Corp. ................................    66,200                7,174,425
Networks Associates, Inc.* .....................    61,800                2,958,675
Oracle Systems Corp. ...........................   118,900                2,920,481
Parametric Technology Co. ......................   170,100                4,613,963
Sterling Commerce, Inc.* .......................    56,000                2,716,000
                                                                       ------------
                                                                         41,686,067
                                                                       ------------
Computers and Information (2.1%)
Cisco Systems, Inc. ............................    34,350                3,162,347
Dell Computer Corp. ............................    17,500                1,624,219
EMC Corp. ......................................    63,100                2,827,669
Hewlett-Packard Co. ............................    39,300                2,353,088
                                                                       ------------
                                                                          9,967,323
                                                                       ------------
Cosmetics and Personal Care (0.9%)
Gillette Co. ...................................    36,600                2,074,763
Proctor & Gamble Co. ...........................    26,100                2,376,731
                                                                       ------------
                                                                          4,451,494
                                                                       ------------
Diversified (0.7%)
Hutchison Whampoa Ltd. (Hong Kong) .............   604,100                3,188,863
                                                                       ------------
Electronics (4.0%)
Analog Devices, Inc.* ..........................   140,200                3,443,663
CBS Corp. ......................................   113,900                3,616,325
Intel Corp. ....................................    51,800                3,839,675
Linear Technology Corp. ........................    23,700                1,429,406
Maxim Intergrated Products, Inc.* ..............    86,800                2,750,475
Philips Electronics N.V. (Netherlands) .........     9,900                  833,079
Raytheon Co., Class B ..........................    33,900                2,004,338
Teradyne, Inc.* ................................     5,000                  133,750
Xilinx, Inc.* ..................................    20,100                  683,400
                                                                       ------------
                                                                         18,734,111
                                                                       ------------
Entertainment and Leisure (2.2%)
Granada Group PLC (Great Britain) ..............   144,200                2,653,280
Hasbro, Inc. ...................................    64,300                2,527,794
Mattel, Inc. ...................................    31,800                1,345,538
Walt Disney Co. ................................    34,700                3,645,669
                                                                       ------------
                                                                         10,172,281
                                                                       ------------
Environmental Controls (1.8%)
Rentokil Initial PLC (Great Britain) ...........   366,200                2,635,322
USA Waste Services, Inc.* ......................   114,100                5,633,688
                                                                       ------------
                                                                          8,269,010
                                                                       ------------

24   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                    Number of             Market
                                                      Shares              Value
                                                  ---------------   -----------------
Financial Services (2.7%)
Berkshire Hathaway Inc., Class A* ................       730             $  5,716,265
Cendant Corp.* ...................................    78,500                1,638,688
HSBC Holdings (Hong Kong) ........................    44,000                1,076,148
Mutual Risk Management Ltd. ......................   121,200                4,416,225
                                                                         ------------
                                                                           12,847,326
                                                                         ------------
Food Retailers (1.1%)
Safeway, Inc. ....................................   126,200                5,134,763
                                                                         ------------
Forest Products and Paper (0.9%)
Kimberly-Clark de Mexico, SA de CV (Mexico) ......   311,700                1,082,347
Kimberly-Clark Corp. .............................    63,300                2,903,888
                                                                         ------------
                                                                            3,986,235
                                                                         ------------
Health Care Providers (2.0%)
Healthsouth Corp. ................................   174,100                4,646,294
United Healthcare Corp. ..........................    71,800                4,559,300
                                                                         ------------
                                                                            9,205,594
                                                                         ------------
Heavy Machinery (0.5%)
Mannesmann AG (Germany) ..........................    23,000                2,366,792
                                                                         ------------
Home Construction, Furnishings and Appliances (2.6%)
General Electric Co. .............................   135,200               12,303,200
                                                                         ------------
Industrial--Diversified (2.4%)
Tomkins PLC (Great Britain) ......................   673,100                3,655,337
Tyco International Ltd. ..........................   119,700                7,541,100
                                                                         ------------
                                                                           11,196,437
                                                                         ------------
Insurance (6.1%)
Ace, Ltd. (Bermuda) ..............................   118,300                4,613,700
Fairfax Financial Holdings Ltd* ..................    13,000                5,070,153
Fairfax Financial Holdings Ltd. ADR (Canada)**         1,200                  455,224
Partner Re Ltd. (Bermuda) ........................   115,900                5,910,900
Travelers Property Casualty Corp. ................    87,500                5,304,688
Travelers Property Casualty Corp., Class A .......    56,300                2,413,863
UNUM Corp. .......................................    86,900                4,822,950
                                                                         ------------
                                                                           28,591,478
                                                                         ------------
Lodging (0.7%)
Hilton Hotels Corp. ..............................    84,300                2,402,550
Mirage Resorts, Inc.* ............................    36,500                  777,906
                                                                         ------------
                                                                            3,180,456
                                                                         ------------
Media--Broadcasting and Publishing (3.2%)
Cox Communications, Inc., Class A* ...............    34,900                1,690,469
Schibsted ASA (Norway) ...........................    59,300                  998,523
Tribune Co. ......................................    74,700                5,140,294
TV Azteca, S.A. de C.V. ADR (Mexico) .............    53,100                  574,144
VNU--Verenigde Nederlandse
  Uitgeversbedrijven N.V. (Netherlands) ..........   115,600                4,203,944
Wolters Kluwer N.V. (Netherlands) ................    18,502                2,542,079
                                                                         ------------
                                                                           15,149,453
                                                                         ------------
Medical and Bio-Technology (0.1%)
Honeywell, Inc. ..................................     8,000                  668,500
                                                                         ------------

                                                     Number of             Market
                                                       Shares              Value
                                                 -----------------   -----------------
Medical Supplies (1.6%)
Guidant Corp. ....................................    18,100             $  1,290,756
Johnson & Johnson ................................    48,300                3,562,125
Tenet Healthcare Corp.* ..........................    81,900                2,559,375
                                                                         ------------
                                                                            7,412,256
                                                                         ------------
Metals (2.6%)
Danaher Corp. ....................................   225,700                8,280,369
Masco Corp. ......................................    67,300                4,071,650
                                                                         ------------
                                                                           12,352,019
                                                                         ------------
Mining (0.5%) ....................................
Newmont Mining Corp. .............................    91,900                2,171,138
                                                                         ------------
Oil and Gas (2.9%) ...............................
Chevron Corp. ....................................    24,900                2,068,256
Mobil Corp. ......................................    54,700                4,191,388
Royal Dutch Petroleum Co. N.V. (Netherlands) .....   130,700                7,163,994
                                                                         ------------
                                                                           13,423,638
                                                                         ------------
Pharmaceuticals (8.9%)
American Home Products Corp. .....................    79,800                4,129,650
Biogen, Inc.* ....................................    59,200                2,900,800
Bristol-Myers Squibb Co. .........................    70,300                8,080,106
Eli Lilly and Co. ................................    34,500                2,279,156
Genentech, Inc.* .................................    52,100                3,536,288
Merck & Co., Inc. ................................    42,900                5,737,875
Novartis AG--Registered Shares (Switzerland) .....     1,460                2,435,424
Pfizer, Inc. .....................................    50,600                5,499,588
Warner-Lambert Co. ...............................    68,400                4,745,250
Zeneca Group PLC (Great Britain) .................    56,300                2,417,781
                                                                         ------------
                                                                           41,761,918
                                                                         ------------
Real Estate (2.2%)
Crescent Real Estate Equities Co. ................    99,000                3,328,875
Security Capital U.S. Realty (Luxumbourg)* .......   228,100                3,033,730
Starwood Lodging Trust ...........................    83,700                4,043,756
                                                                         ------------
                                                                           10,406,361
                                                                         ------------
Restaurants (0.5%)
McDonald's Corp. .................................    32,100                2,214,900
                                                                         ------------
Retailers (4.3%)
Autozone, Inc.* ..................................    94,000                3,002,125
Circuit City Stores--Circuit City Group ..........    26,300                1,232,813
CVS Corp. ........................................    74,600                2,904,738
Home Depot, Inc. .................................    49,900                4,144,819
Kohl's Corp.* ....................................    25,600                1,328,000
Rite Aid Corp. ...................................    44,900                1,686,556
Tag Heuer International SA (Switzerland) .........    11,850                1,125,793
Tag Heuer International SA ADR (Switzerland) .....    46,200                  433,125
Wal-Mart Stores, Inc. ............................    73,800                4,483,350
                                                                         ------------
                                                                           20,341,319
                                                                         ------------
Supermarkets (0.3%)
Fred Myer, Inc.* .................................    30,000                1,275,000
                                                                         ------------

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 1998 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                   Number of       Market
                                                    Shares          Value
                                                  ----------   --------------
Textiles, Clothing and Fabrics (0.6%)
Sara Lee Corp. ................................    53,800      $ 3,009,438
                                                               -----------
Transportation (0.7%)
Carnival Corp., Class A .......................    80,200        3,177,925
                                                               -----------
U.S. Government (4.2%)
Federal Home Loan Mortgage Corp. ..............   254,600       11,982,098
Federal National Mortgage Association .........   103,900        6,311,925
SLM Holding Corp. .............................    31,650        1,550,850
                                                               -----------
                                                                19,844,873
                                                               -----------
Total Common Stocks (Cost $376,541,376)                        432,941,399
                                                               -----------


                                                             Principal
                                                              Amount
                                                          --------------
SHORT-TERM INVESTMENTS (8.2%)
Du Pont (E I) de Nemours, Commercial Paper,
  5.53%, 07/23/98 ....................................... $11,780,000         11,725,714
Southern New England Telephone Co.,
  Commercial Paper, 5.55%, 07/20/98** ...................   7,625,000          7,585,032
IBM Credit Corp., Commercial Paper, 5.50%,
  07/08/98 ..............................................   2,524,000          2,513,203
Natural Rural Utilities Cooperative Finance
  Corp., Commercial Paper, 5.51%, 07/30/98 ..............     500,000            495,255
Ciesco LP, Commercial Paper, 6.20%, 07/01/98 ............   2,642,000          2,641,545
Federal Home Loan Mortgage Corp.,
  Commercial Paper, 5.45%, 08/05/98 .....................     482,000            478,789
Pfizer, Inc., Commercial Paper, 5.51%,
  07/20/98** ............................................  12,955,000         12,891,549
                                                                              ----------
Total Short-Term Investments (Cost $38,331,087)                               38,331,087
                                                                              ----------
TOTAL INVESTMENTS (100.5%) (Cost $414,872,463(a))                            471,272,486
Other assets less liabilities (-0.5%)                                         (2,413,897)
                                                                             -----------
Total Net Assets (100.0%)                                                   $468,858,589
                                                                            ============
Notes to Schedule of Investments

(a) The cost of investments for federal income
    tax purposes amounts to $414,872,463. Unrealized
    gains and losses, based on identified tax cost at
    June 30, 1998, are as follows:
    Unrealized gains ....................................                   $ 65,007,127
    Unrealized losses ...................................                     (8,607,104)
                                                                            ------------
         Net unrealized gain ............................                   $ 56,400,023
                                                                            ============

 * Non-income producing security.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of this security amounted to $20,931,805 or 4.46% of net assets.

 Category percentages are based on total net assets.

26   See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Assets and Liabilities
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                MFS Emerging        MFS Research
                                             Equities Portfolio   Growth Portfolio
                                            -------------------- ------------------
Assets:
Investments, at market value ..............    $ 944,814,298        $453,729,331
Cash ......................................       42,431,813          21,246,142
Cash denominated in foreign currencies.....               --                  --
Receivable for:
 Dividends and interest ...................          310,341             479,681
 Investments sold .........................          209,715           1,908,597
 Fund shares sold .........................               --               8,258
 Recoverable foreign taxes ................            5,589              21,584
Gross unrealized gain on forward foreign
 currency exchange contracts ..............               --                  --
                                               -------------        ------------
   Total Assets ...........................      987,771,756         477,393,593
                                               -------------        ------------
Liabilities:
Payable for:
 Investments purchased ....................        4,384,400           1,454,487
 Fund shares redeemed .....................          913,360           2,446,084
 Foreign currency overdraft ...............               --                  --
Administrative services fees payable ......          100,219              56,415
Advisory fees payable .....................          521,644             263,267
Gross unrealized loss on forward foreign
 currency exchange contracts ..............              210                  --
                                               -------------        ------------
   Total Liabilities ......................        5,919,833           4,220,253
                                               -------------        ------------
NET ASSETS ................................    $ 981,851,923        $473,173,340
                                               =============        ============
Net assets represented by:
Paid-in Capital ...........................    $ 836,283,414        $409,265,194
Net unrealized gain (loss) on
 investments, open futures contracts
 and foreign currency related
 translations .............................      135,189,136          63,981,344
Undistributed (distributions in excess of)
 net investment income ....................          341,559             592,495
Accumulated net realized gain (loss) on
 investments ..............................       10,037,814            (665,693)
                                               -------------        ------------
NET ASSETS ................................    $ 981,851,923        $473,173,340
                                               =============        ============
Capital Shares, $.001 par value:
 Outstanding ..............................       19,050,142          41,299,245
 Net Assets ...............................    $ 981,851,923        $473,173,340
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)        $       51.54        $      11.46
Cost of investments .......................    $ 809,625,132        $389,747,962
Cost of cash denominated in foreign
 currencies ...............................    $          --        $         --

                                                 MFS Value      Scudder International   T. Rowe Price Growth
                                             Equity Portfolio      Growth Portfolio       Equity Portfolio
                                            ------------------ ----------------------- ----------------------
Assets:
Investments, at market value ..............   $ 165,677,502         $ 424,049,751          $ 471,272,486
Cash ......................................      14,497,837            21,704,747                    424
Cash denominated in foreign currencies.....              --             7,184,495                     --
Receivable for:
 Dividends and interest ...................         283,052               595,604                313,452
 Investments sold .........................       2,568,855             3,721,030              2,560,594
 Fund shares sold .........................          18,786                    --                 13,504
 Recoverable foreign taxes ................          43,454               559,210                 39,611
Gross unrealized gain on forward foreign
 currency exchange contracts ..............              --                    --                    518
                                              -------------         -------------          -------------
   Total Assets ...........................     183,089,486           457,814,837            474,200,589
                                              -------------         -------------          -------------
Liabilities:
Payable for:
 Investments purchased ....................       2,441,427             9,886,572              4,912,911
 Fund shares redeemed .....................          19,580             2,689,548                     --
 Foreign currency overdraft ...............       1,249,113                    --                148,559
Administrative services fees payable ......          35,972                72,114                 56,106
Advisory fees payable .....................          93,527               288,456                224,424
Gross unrealized loss on forward foreign
 currency exchange contracts ..............          39,650                 1,136                     --
                                              -------------         -------------          -------------
   Total Liabilities ......................       3,879,269            12,937,826              5,342,000
                                              -------------         -------------          -------------
NET ASSETS ................................   $ 179,210,217         $ 444,877,011          $ 468,858,589
                                              =============         =============          =============
Net assets represented by:
Paid-in Capital ...........................   $ 151,749,399         $ 360,964,932          $ 398,979,721
Net unrealized gain (loss) on
 investments, open futures contracts
 and foreign currency related
 translations .............................      18,069,451            74,445,136             56,396,693
Undistributed (distributions in excess of)
 net investment income ....................         539,181             3,117,204              2,149,175
Accumulated net realized gain (loss) on
 investments ..............................       8,852,186             6,349,739             11,333,000
                                              -------------         -------------          -------------
NET ASSETS ................................   $ 179,210,217         $ 444,877,011          $ 468,858,589
                                              =============         =============          =============
Capital Shares, $.001 par value:
 Outstanding ..............................       5,044,432            26,108,609              9,226,302
 Net Assets ...............................   $ 179,210,217         $ 444,877,011          $ 468,858,589
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)       $       35.53         $       17.04          $       50.82
Cost of investments .......................   $ 147,570,243         $ 349,598,227          $ 414,872,463
Cost of cash denominated in foreign
 currencies ...............................   $          --         $   7,272,143          $          --

                                          See Notes to Financial Statements.  27

Portfolio Partners, Inc.
Statements of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                   MFS Emerging        MFS Research
                                                Equities Portfolio   Growth Portfolio
                                               -------------------- ------------------
Investment Income:
 Dividends ...................................    $     476,507        $  2,101,350
 Interest ....................................        1,818,348             274,488
                                                  -------------        ------------
                                                      2,294,855           2,375,838
Foreign taxes withheld on dividends ..........           (4,724)            (36,371)
                                                  -------------        ------------
   Total investment income ...................        2,290,131           2,339,467
                                                  -------------        ------------
Investment Expenses:
Investment advisory fee ......................        3,002,160           1,523,787
Administrative services fees .................          575,638             326,527
                                                  -------------        ------------
   Total expenses ............................        3,577,798           1,850,314
                                                  -------------        ------------
Net investment income ........................       (1,287,667)            489,153
                                                  -------------        ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sale of investments .........................        2,342,157           3,989,386
 Futures, foreign currency and forward
  foreign currency exchange
  contracts ..................................        8,839,474              (8,513)
                                                  -------------        ------------
 Net realized gain (loss) on
  investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................       11,181,631           3,980,873
                                                  -------------        ------------
Net change in unrealized gain or (loss) on:
 Investments .................................      146,232,615          66,768,249
 Futures, foreign currency and forward
  foreign currency exchange
  contracts ..................................       (2,122,969)                (95)
                                                  -------------        ------------
 Net change in unrealized gain or (loss)
  on investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................      144,109,646          66,768,154
                                                  -------------        ------------
Net realized and change in unrealized
 gain or (loss) on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................      155,291,277          70,749,027
                                                  -------------        ------------
Net increase (decrease) in net assets
 resulting from operations ...................    $ 154,003,610        $ 71,238,180
                                                  =============        ============

                                                    MFS Value      Scudder International   T. Rowe Price Growth
                                                Equity Portfolio      Growth Portfolio       Equity Portfolio
                                               ------------------ ----------------------- ----------------------
Investment Income:
 Dividends ...................................    $    801,854         $  5,212,092            $  2,315,617
 Interest ....................................         269,194              496,160                 939,704
                                                  ------------         ------------            ------------
                                                     1,071,048            5,708,252               3,255,321
Foreign taxes withheld on dividends ..........         (54,435)            (579,642)                (82,083)
                                                  ------------         ------------            ------------
   Total investment income ...................       1,016,613            5,128,610               3,173,238
                                                  ------------         ------------            ------------
Investment Expenses:
Investment advisory fee ......................         511,235            1,644,870               1,262,718
Administrative services fees .................         196,629              411,265                 315,679
                                                  ------------         ------------            ------------
   Total expenses ............................         707,864            2,056,135               1,578,397
                                                  ------------         ------------            ------------
Net investment income ........................         308,749            3,072,475               1,594,841
                                                  ------------         ------------            ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sale of investments .........................       9,079,043            6,315,444               9,567,672
 Futures, foreign currency and forward
  foreign currency exchange
  contracts ..................................         (14,407)              (3,438)                (10,155)
                                                  ------------         ------------            ------------
 Net realized gain (loss) on
  investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................       9,064,636            6,312,006               9,557,517
                                                  ------------         ------------            ------------
Net change in unrealized gain or (loss) on:
 Investments .................................      16,233,542           68,586,416              51,338,733
 Futures, foreign currency and forward
  foreign currency exchange
  contracts ..................................         (30,782)               2,998                  (9,212)
                                                  ------------         ------------            ------------
 Net change in unrealized gain or (loss)
  on investments, futures, foreign
  currency and forward foreign
  currency exchange contracts ................      16,202,760           68,589,414              51,329,521
                                                  ------------         ------------            ------------
Net realized and change in unrealized
 gain or (loss) on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................      25,267,396           74,901,420              60,887,038
                                                  ------------         ------------            ------------
Net increase (decrease) in net assets
 resulting from operations ...................    $ 25,576,145         $ 77,973,895            $ 62,481,879
                                                  ============         ============            ============

28  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             MFS Emerging
                                                          Equities Portfolio
                                       MFS Emerging           Period from
                                    Equities Portfolio     November 28, 1997
                                     Six Months Ended        (commencement
                                       June 30, 1998        of operations)
                                        (Unaudited)      to December 31, 1997
                                   -------------------- ----------------------
Operations:
Net investment income ............    $  (1,287,667)        $   1,629,226
Net realized gain (loss) on
 investments, futures, foreign
 currency and forward foreign
 currency exchange contracts .....       11,181,631            (1,143,817)
Net change in unrealized gain or
 (loss) on investments, futures,
 foreign currency, and forward
 foreign currency exchange
 contracts .......................      144,109,646            (8,920,510)
                                      -------------         -------------
 Net increase (decrease) in net
  assets resulting from
  operations .....................      154,003,610            (8,435,101)
                                      -------------         -------------
Fund Share Transactions:
 Proceeds from shares sold .......      153,357,232           824,137,595
 Payments for shares redeemed.....      (93,617,112)          (47,614,301)
                                      -------------         -------------
  Net increase in net assets
   from fund share transactions          59,740,120           776,523,294
                                      -------------         -------------
 Change in net assets ............      213,743,730           768,088,193
Net Assets:
 Beginning of period .............      768,108,193                20,000
                                      -------------         -------------
 End of period ...................    $ 981,851,923         $ 768,108,193
                                      =============         =============
 End of period net assets
  includes undistributed net
  investment income ..............    $     341,559         $   1,629,226
                                      =============         =============
Share Transactions:
 Number of shares sold ...........        3,083,007            19,024,246
 Number of shares redeemed .......       (1,932,801)           (1,124,771)
                                      -------------         -------------
  Net increase ...................        1,150,206            17,899,475
                                      =============         =============

                                                           MFS Research
                                                         Growth Portfolio
                                      MFS Research          Period from          MFS Value
                                    Growth Portfolio     November 28, 1997    Equity Portfolio
                                    Six Months Ended       (commencement      Six Months Ended
                                      June 30, 1998       of operations)       June 30, 1998
                                       (Unaudited)     to December 31, 1997     (Unaudited)
                                   ------------------ ---------------------- -----------------
Operations:
Net investment income ............   $     489,153        $      81,976        $     308,749
Net realized gain (loss) on
 investments, futures, foreign
 currency and forward foreign
 currency exchange contracts .....       3,980,873           (4,625,200)           9,064,636
Net change in unrealized gain or
 (loss) on investments, futures,
 foreign currency, and forward
 foreign currency exchange
 contracts .......................      66,768,154           (2,786,810)          16,202,760
                                     -------------        -------------        -------------
 Net increase (decrease) in net
  assets resulting from
  operations .....................      71,238,180           (7,330,034)          25,576,145
                                     -------------        -------------        -------------
Fund Share Transactions:
 Proceeds from shares sold .......      59,858,601          412,691,854           22,185,966
 Payments for shares redeemed.....     (57,471,574)          (5,833,687)          (3,060,055)
                                     -------------        -------------        -------------
  Net increase in net assets
   from fund share transactions          2,387,027          406,858,167           19,125,911
                                     -------------        -------------        -------------
 Change in net assets ............      73,625,207          399,528,133           44,702,056
Net Assets:
 Beginning of period .............     399,548,133               20,000          134,508,161
                                     -------------        -------------        -------------
 End of period ...................   $ 473,173,340        $ 399,548,133        $ 179,210,217
                                     =============        =============        =============
 End of period net assets
  includes undistributed net
  investment income ..............   $     592,495        $     103,342        $     539,181
                                     =============        =============        =============
Share Transactions:
 Number of shares sold ...........       5,456,061           41,744,286              640,940
 Number of shares redeemed .......      (5,302,506)            (600,618)             (94,097)
                                     -------------        -------------        -------------
  Net increase ...................         153,555           41,143,668              546,843
                                     =============        =============        =============

                                          See Notes to Financial Statements.  29

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             MFS Value
                                         Equity Portfolio     Scudder International
                                            Period from          Growth Portfolio
                                         November 28, 1997          Six Months
                                         (commencement of             Ended
                                            operations)           June 30, 1998
                                       to December 31, 1997        (Unaudited)
                                      ---------------------- -----------------------
From Operations:
Net investment income ...............     $     241,611          $    3,072,475
Net realized gain (loss) on
 investments, futures, foreign
 currency and forward foreign
 currency exchange contracts ........          (223,629)              6,312,006
Net change in unrealized gain or
 (loss) on investments, futures,
 foreign currency, and forward
 foreign currency exchange
 contracts ..........................         1,866,691              68,589,414
                                          -------------          --------------
 Net increase (decrease) in net
  assets resulting from
  operations ........................         1,884,673              77,973,895
                                          -------------          --------------
Fund Share Transactions:
Proceeds from shares sold ...........       133,258,100             154,622,739
Payments for shares redeemed ........          (654,612)           (165,919,800)
 Net increase in net assets from
  fund share transactions ...........       132,603,488             (11,297,061)
                                          -------------          --------------
Change in net assets ................       134,488,161              66,676,834
Net Assets:
Beginning of period .................            20,000             378,200,177
                                          -------------          --------------
End of period .......................     $ 134,508,161          $  444,877,011
                                          =============          ==============
End of period net assets includes
 undistributed net investment
 income .............................     $     230,432          $    3,117,204
                                          =============          ==============
Share Transactions:
Number of shares sold ...............         4,519,003               9,664,587
Number of shares redeemed ...........           (22,092)            (10,384,244)
                                          -------------          --------------
 Net increase .......................         4,496,911                (719,657)
                                          =============          ==============

                                       Scudder International                          T. Rowe Price Growth
                                          Growth Portfolio                              Equity Portfolio
                                            Period from        T. Rowe Price Growth       Period from
                                         November 28, 1997       Equity Portfolio      November 28, 1997
                                           (commencement         Six Months Ended        (commencement
                                           of operations)          June 30, 1998         of operations)
                                        to December 31, 1997        (Unaudited)       to December 31, 1997
                                      ----------------------- ---------------------- ---------------------
From Operations:
Net investment income ...............      $      40,929          $   1,594,841          $     532,313
Net realized gain (loss) on
 investments, futures, foreign
 currency and forward foreign
 currency exchange contracts ........             41,533              9,557,517              1,797,504
Net change in unrealized gain or
 (loss) on investments, futures,
 foreign currency, and forward
 foreign currency exchange
 contracts ..........................          5,855,722             51,329,521              5,067,172
                                           -------------          -------------          -------------
 Net increase (decrease) in net
  assets resulting from
  operations ........................          5,938,184             62,481,879              7,396,989
                                           -------------          -------------          -------------
Fund Share Transactions:
Proceeds from shares sold ...........        392,303,919             43,501,761            375,624,450
Payments for shares redeemed ........        (20,061,926)            (8,318,661)           (11,847,829)
 Net increase in net assets from
  fund share transactions ...........        372,241,993             35,183,100            363,776,621
                                           -------------          -------------          -------------
Change in net assets ................        378,180,177             97,664,979            371,173,610
Net Assets:
Beginning of period .................             20,000            371,193,610                 20,000
                                           -------------          -------------          -------------
End of period .......................      $ 378,200,177          $ 468,858,589          $ 371,193,610
                                           =============          =============          =============
End of period net assets includes
 undistributed net investment
 income .............................      $      44,729          $   2,149,175          $     554,334
                                           =============          =============          =============
Share Transactions:
Number of shares sold ...............         28,251,298                888,704              8,787,184
Number of shares redeemed ...........         (1,424,473)              (174,471)              (275,583)
                                           -------------          -------------          -------------
 Net increase .......................         26,826,825                714,233              8,511,601
                                           =============          =============          =============

30  See Notes to Financial Statements.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying Aetna's variable insurance products. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: MFS Value Equity Portfolio ("MFS Value Equity"), MFS Emerging Equities Portfolio ("MFS Emerging Equities"), MFS Research Growth Portfolio ("MFS Research Growth"), Scudder International Growth Portfolio ("Scudder International Growth") and T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Aetna serves as the Investment Advisor and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-advisor to MFS Value Equity, MFS Emerging Equities and MFS Research Growth. Scudder Kemper Investments, Inc. ("Scudder") serves as sub-advisor to Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-advisor to
T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

MFS Emerging Equities seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to MFS Emerging Equities' investment objective;

MFS Research Growth seeks long-term growth of capital and future income;

MFS Value Equity seeks capital appreciation. Dividend income, if any, is considered incidental to MFS Value Equity's objective of capital appreciation;

Scudder International Growth seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities; and

T. Rowe Price Growth Equity seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

B. Option Contracts

MFS Emerging Equities, MFS Value Equity and T. Rowe Price Growth Equity may invest in put and call options if as a result not more than 5% of their total assets would be invested in premiums for those options. MFS Emerging Equities, MFS Value Equity and Scudder International Growth may only write covered call options.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

MFS Research Growth may not purchase futures or options on futures or securities. Scudder International Growth may enter into futures and options on futures contracts for hedging purposes only. MFS Emerging Equities and the MFS Value Equity may enter into future contracts to the extent that the value of securities and other underlying obligations does not exceed 50% of total assets of the Portfolio. T. Rowe Price Growth Equity may enter into futures contracts to the extent that the value of securities and other underlying obligations does not exceed 100% of total assets of the Portfolio.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts.

Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Schedules of Investments and in Note 6 of the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933 ("1933 Act"), under Rule 144A or, are securities offered pursuant to Section 4(2) of the 1933 Act. Each Portfolio may invest more than 15% of its net assets in restricted securities which have been determined to be liquid under guidelines established by the Board of Directors.

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Portfolios' schedule of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

F. Federal Income Taxes

As qualified regulated investment companies, the Portfolios are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Therefore, no provision for income taxes has been made in the accompanying financial statements.

G. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Advisor an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of June 30, 1998:

                                        Fee Range    Effective Rate
                                       -----------   ---------------
      MFS Emerging Equities             .70%-.65%       .68%
      MFS Research Growth               .70%-.65%       .70%
      MFS Value Equity                     .65%         .65%
      Scudder International Growth         .80%         .80%
      T. Rowe Price Growth Equity          .60%         .60%

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investment Advisory and Administrative Service Agreements (continued)

Under the terms of separate Subadvisory Agreements between the Investment Advisor and each subadvisor, each subadvisor is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the six months ended June 30, 1998, the Investment Advisor paid MFS $ 2,735,734 for MFS Emerging Equities, MFS Research Growth, and MFS Value Equity, paid Scudder $851,135 for Scudder International Growth, and paid T. Rowe $841,812 for T. Rowe Price Growth Equity in accordance with the terms of each agreement.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                       Rate
-------------------------------------------- ----------
      MFS Emerging Equities ................     0.13%
      MFS Research Growth ..................     0.15%
      MFS Value Equity .....................     0.25%
      Scudder International Growth .........     0.20%
      T. Rowe Price Growth Equity ..........     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 1999, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fees rate shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 1998 were:

                                      Cost of Purchases  Proceeds from Sales
                                      -----------------  -------------------
      MFS Emerging Equities              $230,057,792        $ 16,590,900
      MFS Research Growth                 209,800,986         215,921,106
      MFS Value Equity                    108,661,758          90,567,569
      Scudder International Growth        108,169,638         119,777,145
      T. Rowe Price Growth Equity         145,296,294         111,356,629

5. Capital Loss Carryforwards

At December 31, 1997, for federal income tax purposes, the Portfolios had the following capital loss carryforwards:

                              Capital Loss     Year of
Portfolio                     Carryforward  Expiration
--------------------------- -------------- -----------
  MFS Research Growth        $ 4,589,027       2005
  MFS Value Equity               164,092       2005

--------------------------------------------------------------------------------
The Board of Directors will not distribute any realized capital gains until the above capital loss carryforwards have been used to offset future capital gains or until they expire.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts

At June 30, 1998, MFS Emerging Equities, MFS Value Equity, Scudder International Growth and T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain (loss) of ($210), ($39,650), ($1,136) and $518, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

MFS Emerging Equities

                                   Foreign Currency     U.S. Dollar     U.S. Dollar Value     Net Unrealized
Currency and Exchange Date            Units Sold          Proceeds       at June 30, 1998      Gain (Loss)
-------------------------------   ------------------   -------------   -------------------   ---------------
Sale Contract
Great British Pound, 07/06/98          50,793             $84,570            $84,780             $  (210)
                                                                                                 =======

MFS Value Equity

                                Foreign Currency     U.S. Dollar     U.S. Dollar Value     Net Unrealized
Currency and Exchange Date         Units Sold          Proceeds       at June 30, 1998      Gain (Loss)
----------------------------   ------------------   -------------   -------------------   ---------------
Sale Contract
Hong Kong Dollar, 01/12/99         6,312,125           $754,317           $793,967          $  (39,650)
                                                                                            ==========

Scudder International Growth

                                     Foreign Currency        U.S. Dollar      U.S. Dollar Value     Net Unrealized
Currency and Exchange Date         Units Purchased/Sold     Cost/Proceeds      at June 30, 1998      Gain (Loss)
-------------------------------   ----------------------   ---------------   -------------------   ---------------
Purchase Contract
Japanese Yen, 07/01/98                   2,253,266             $ 15,896            $ 16,309           $   413
                                                                                                      =======
Sale Contracts
Great British Pound, 07/01/98              134,529              224,341             224,611           $  (270)
Great British Pound, 07/06/98              292,039              486,216             487,454            (1,238)
Italian Lira, 07/02/98                  10,803,925                6,097               6,084                13
Swedish Krona, 07/02/98                     93,366               11,664              11,713               (49)
Swedish Krona, 07/06/98                     11,421                1,428               1,423                (5)
                                                                                                      ----------
                                                                                                      $(1,549)
                                                                                                      =========

T. Rowe Price Growth Equity

                                Foreign Currency     U.S. Dollar     U.S. Dollar Value     Net Unrealized
Currency and Exchange Date       Units Purchased         Cost         at June 30, 1998      Gain (Loss)
----------------------------   ------------------   -------------   -------------------   ---------------
Purchase Contract
French Franc, 07/31/98             1,744,551           $288,809           $289,327             $ 518
                                                                                               =====

7. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Aetna utilizes the Portfolios as funding options for certain of their variable annuities and variable life separate accounts. At June 30, 1998, Aetna owned all shares of beneficial interest of the Portfolios.


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